SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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American Capital Strategies, Ltd.

(Name of Registrant as Specified in its Charter)

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AMERICAN CAPITAL STRATEGIES, LTD.

2 BETHESDA METRO CENTER, 14th FLOOR

BETHESDA, MARYLAND 20814

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 19, 2008

To the stockholders:

On behalf of the Board of Directors, it is my pleasure to invite you to our 2008 annual meeting of stockholders to be held at the New York Palace Hotel, 455 Madison Avenue, New York, New York 10022, on Monday, May 19, 2008, at [4:00 p.m.], for the following purposes:

1.	To elect eight directors, each to serve a one-year term and until their successors are elected and qualified;

2.	To approve an amendment to our Bylaws to require majority vote to elect directors in uncontested elections;

3.	To approve the adoption of our 2008 Stock Option Plan;

4.	To approve an amendment to our Incentive Bonus Plan;

5.	To approve our ability to issue preferred stock or debt securities convertible into shares of our common stock (“Convertible Securities”);

6.	To approve an amendment and restatement of our Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to change our corporate name to “American Capital, Ltd.”;

7.	To ratify the selection of Ernst & Young LLP to serve as our independent public accountants for the year ending December 31, 2008; and

8.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Stockholders of record at the close of business on March [20], 2008, are entitled to notice of, and to vote at, the annual meeting and any adjournment of the meeting.

We have enclosed a proxy statement, form of proxy and self-addressed envelope. Please complete, date and sign the proxy card. Return it promptly in the envelope provided, which requires no postage if mailed in the United States. As detailed on the proxy card, you may also vote by telephone or on the internet. If you attend the meeting, you may withdraw your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS,

Samuel A. Flax
Executive Vice President,
General Counsel, Chief Compliance Officer and Secretary

April [3], 2008

Enclosures

AMERICAN CAPITAL STRATEGIES, LTD.

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of American Capital Strategies, Ltd. (“American Capital,” “we” and “us”), for use at our 2008 Annual Meeting (the “Annual Meeting”) of stockholders to be held on Monday, May 19, 2008, at [4:00 p.m.] at the New York Palace Hotel, 455 Madison Avenue, New York, New York 10022, and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and at any adjournments to the meeting. This proxy statement, the accompanying proxy card and our annual report to stockholders, which includes our annual report on Form 10-K with audited financial statements for the year ended December 31, 2007, are first being sent to our stockholders on or about April [3], 2008.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 19, 2008: This proxy statement and our annual report on Form 10-K are available on the internet at www.americancapital.com/2008proxymaterials. On this site, you will be able to access our 2008 proxy statement, our annual report on Form 10-K for the fiscal year ended December 31, 2007, and any amendments or supplements to the foregoing material that is required to be furnished to stockholders.

GENERAL

The enclosed proxy is solicited on behalf of the Board of Directors and is revocable at any time prior to the voting of the proxy by the filing of an instrument revoking it, or a duly executed proxy bearing a later date, with our Secretary. In the event that you attend the Annual Meeting, you may revoke your proxy and cast your vote personally. Shares represented by valid proxies will be voted in accordance with instructions contained therein. If no specification is made, such shares will be voted FOR the election of the eight director nominees; FOR the amendment to our Bylaws to require majority vote to elect directors in uncontested elections; FOR approval of the adoption of our 2008 Stock Option Plan (the “2008 Stock Option Plan”); FOR the amendment to the Amended and Restated American Capital Incentive Bonus Plan (the “Incentive Bonus Plan”); FOR the approval to issue Convertible Securities; FOR the amendment and restatement of the Certificate of Incorporation to change our corporate name to “American Capital, Ltd.”; and FOR the ratification of Ernst & Young LLP as our independent public accountants for the year ending December 31, 2008.

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxies to vote in accordance with their judgment on such matters.

We will bear the cost of soliciting proxies on the accompanying form. In addition to the use of mail, our officers may solicit proxies by telephone or facsimile. Upon request, we will reimburse brokers, dealers, banks, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding our proxy materials to beneficial owners of our common stock, $0.01 par value per share.

The Board of Directors has fixed the close of business on March [20], 2008, as the record date for determining the holders of our common stock entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof. On the record date, there were [            ] shares of our common stock outstanding. Only stockholders on the record date are entitled to vote at the Annual Meeting and such stockholders will be entitled to one vote for each share of our common stock held, which may be given in person or by proxy duly authorized in writing. The presence in person or by proxy of a majority of shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

Our principal executive offices are located at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814. Notices of revocation of proxies should be sent to that address, attention Secretary.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to our Certificate of Incorporation, stockholders elect each of the members of the Board of Directors annually. The terms of each director will expire at the Annual Meeting. Each director has been nominated by the Compensation and Corporate Governance Committee of the Board of Directors, in accordance with our Bylaws, to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2009. It is expected that each of the nominees will be able to serve, but if any such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. A stockholder using the enclosed form of proxy can vote for or withhold his or her vote from any or all of the nominees.

We have set forth below, certain information, as of March 1, 2008, with respect to each of our directors, each a nominee for election at the Annual Meeting. The business address of each nominee is American Capital Strategies, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814.

Name and Year First Elected Director	Age	Background Information

NOMINEES FOR DIRECTOR

Mary C. Baskin (2000)	57	Ms. Baskin has been Managing Director of the Ansley Consulting Group, a retained executive search firm, since 1999. From 1997 to 1999, Ms. Baskin served as Partner of Quayle Partners, a start-up consulting firm that she helped found. From 1996 to 1997, Ms. Baskin served as Vice President and Senior Relationship Manager for Harris Trust and Savings Bank. From 1990 to 1996, Ms. Baskin served as Director, Real Estate Division and Account Officer, Special Accounts Management Unit, for the Bank of Montreal.

Neil M. Hahl (1997)	59	Mr. Hahl is a general business consultant. He was President of The Weitling Group, a business consulting firm, from 1996 to 2001. From 1995 to 1996, Mr. Hahl served as Senior Vice President of the American Financial Group. From 1982 to 1995, Mr. Hahl served as Senior Vice President and Chief Financial Officer of The Penn Central Corporation.

Philip R. Harper (1997)	64	Mr. Harper has served as Chairman of US Investigations Services, Inc., a private investigations company, since 1996. From 1996 to 2005, he was also the Chief Executive Officer and President of US Investigations Services, Inc. From 1991 to 1994, Mr. Harper served as President of Wells Fargo Alarm Services. From 1988 to 1991, Mr. Harper served as President of Burns International Security Services—Western Business Unit. Mr. Harper served in the U.S. Army from 1961 to 1982, where he commanded airborne infantry and intelligence units.

John A. Koskinen (2007)	68	Mr. Koskinen has been President of the United States Soccer Foundation and a member of the Board of Directors of AES Corporation since 2004. Mr. Koskinen was also the Chairman of the Board of Trustees of Duke University and President of The Palmieri Company, a company which restructured large, troubled operating companies. From 2000 to 2003, Mr. Koskinen served as Deputy Mayor and City Administrator of the District of Columbia. From 1994 to 2000, Mr. Koskinen

		served in the White House as Deputy Director for Management of the Office of Management and Budget and Assistant to the President and Chair of the President’s Council on Year 2000 Conversion.

Stan Lundine (1997)	69	Mr. Lundine has served as Of Counsel of the law firm of Sotir and Goldman and as Executive Director of the Chautauqua County Health Network since 1995. From 1987 to 1994, he was the Lieutenant Governor of the State of New York. From 1976 to 1986, Mr. Lundine served as a member of the U.S. House of Representatives. Mr. Lundine is a Director of John G. Ullman and Associates, Inc. and is a member of the Advisory Board of M&T Bank.

Kenneth D. Peterson, Jr. (2001)	55	Mr. Peterson has been Chief Executive Officer of Columbia Ventures Corporation, a firm holding interests in businesses in the international aluminum smelting, aluminum fabrication and finishing and other industries, since 1988. He is a member of the Board of Directors of Pac-West Telecomm, Inc., Washington Policy Center and One Communications Corp.

Alvin N. Puryear (1998)	70	Dr. Puryear is a management consultant who specializes in businesses with high-growth potential. From 1970 to 2007, Dr. Puryear was on the faculty of Baruch College of the City University of New York where he was the Lawrence N. Field Professor of Entrepreuneurship and Professor of Management. Prior to 1970, Dr. Puryear held executive positions in finance and information technology with the Mobil Corporation and Allied Chemical Company, respectively. He is also a member of the Board of Directors of the Bank of Tokyo-Mitsubishi UFG Trust Company.

Malon Wilkus* (1986)	56	Mr. Wilkus founded American Capital in 1986 and has served as our Chief Executive Officer and Chairman of the Board of Directors since that time, except for the period from 1997 to 1998 during which he served as Chief Executive Officer and Vice Chairman of the Board of Directors. He has served as our President since 2001 and also held that position from 1986 to 1999.

*	Director who is an “Interested Person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. Mr. Wilkus is an Interested Person because he is our employee and officer.

Conclusion and Recommendation; Vote Required

The election of directors nominated in Proposal 1 requires the vote of a plurality of the votes of all shares of common stock present or represented and entitled to vote at the Annual Meeting. A “plurality” of votes refers to having a candidate being elected to an office by receiving more of the votes that are cast than are received by any other candidate, without considering whether the leading candidate received a majority of the votes that were cast. In the context of the election of eight directors at the Annual Meeting, it will mean that the eight candidates receiving the highest number of FOR votes cast will be elected, regardless of whether they received the votes of a majority of the shares of our common stock voted at the Annual Meeting. Withheld votes and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors has determined that all of the current directors, except Mr. Wilkus, are “independent” as defined in The NASDAQ Stock Market listing standards (the “NASDAQ listing standards”). Similarly, only Mr. Wilkus is an “Interested Person” of American Capital under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors holds regular quarterly meetings and meets on other occasions when required by circumstances. Certain directors also serve on the Board of Directors’ principal standing committees. Such committees, their primary functions and memberships are described below.

Executive Committee. This committee has the authority to exercise all powers of the Board of Directors except for actions that must be taken by the full Board of Directors under the Delaware General Corporation Law or the 1940 Act. Members of the Executive Committee are Messrs. Harper and Wilkus and Dr. Puryear. Mr. Wilkus serves as Chairman. Mr. Wilkus is an “Interested Person” under the 1940 Act.

Audit and Compliance Committee. This committee makes recommendations to the Board of Directors with respect to the engagement of independent auditors and questions our management and independent auditors on the application of accounting and reporting standards in our financial statements. Its purpose and responsibilities are more fully set forth in the committee’s charter which was adopted by the Board of Directors and is available in the Investor Relations section of our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005, and amended on February 21, 2008, following a review by this committee. This committee’s meetings include, whenever appropriate, executive sessions with our independent external auditors, without the presence of management. The Audit and Compliance Committee reviews and provides a recommendation to the Board of Directors with regard to its approval of the valuations of portfolio companies presented by management. In such review, the committee discusses the proposed valuations with our independent external auditors, our internal auditors and any other relevant consultants, including Houlihan, Lokey, Howard & Zukin Financial Advisory, Inc. It also has the responsibility for reviewing matters regarding accounting, ethics, legal and regulatory compliance and for engaging, evaluating and terminating any internal audit service providers and approving fees to be paid to such internal audit service providers. The Audit and Compliance Committee annually reviews the experience and qualifications of the senior members of the independent external audit function and the internal audit function and the quality control procedures of the independent external auditors and the internal auditors. In addition, the Audit and Compliance Committee discusses with the independent auditors, internal auditors and any internal audit service providers (as may be engaged from time to time) the overall scope, plans and budget for their respective audits, including the adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. The Audit and Compliance Committee is currently composed of Ms. Baskin and Messrs. Hahl and Koskinen. Mr. Hahl serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards. The Board of Directors has determined that Ms. Baskin and Messrs. Hahl and Koskinen are all “audit committee financial experts” (as defined in Item 401 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”)).

Compensation and Corporate Governance Committee. This committee has the responsibility for setting the terms of employment of our Chief Executive Officer and reviewing and approving the salaries, bonuses and other compensation and benefits of the other executive officers, reviewing and advising management regarding benefits and other terms and conditions of compensation of the our other employees, and administering our employee stock option plans. Although the committee consults with senior management to establish our general compensation philosophy, they have the sole authority to set the compensation of our executive officers. It also has responsibility for recommending and considering corporate governance practices and policies and monitoring our litigation docket. Its purpose and responsibilities are more fully set forth in the committee’s charter, which was adopted by the Board of Directors and is available in the Investor Relations section of our web site at www.AmericanCapital.com. The charter was adopted by the Board of Directors on February 24, 2005, and amended on March 8, 2007, and February 21, 2008, following a review by this committee. Members of this committee are Messrs. Harper and Lundine and Dr. Puryear. Mr. Harper serves as Chairman. Each member of this committee is independent, as defined in Rule 4200(a)(15) of the NASDAQ listing standards.

The Compensation and Corporate Governance Committee also serves as the Board of Directors’ standing nominating committee. Nominations for election to the Board of Directors may be made by the Board of Directors, or by any stockholder entitled to vote for the election of directors. Candidates proposed by stockholders will be evaluated by the Compensation and Corporate Governance Committee under the same criteria that are applied to other candidates.

Although there is not a formal list of qualifications, in discharging its responsibilities to nominate candidates for election to the Board of Directors, the Compensation and Corporate Governance Committee endeavors to identify, recruit and nominate candidates based on the following eligibility and experience criteria: a candidate’s ability to best represent the interests of our stockholders, integrity and business ethics, strength of character, judgment, experience and independence, as well as factors relating to the composition of the Board of Directors, including its size and structure, the relative strengths and experience of current directors and principles of diversity. In nominating candidates to fill vacancies created by the expiration of the term of a member of the Board of Directors, the committee determines whether the incumbent director is willing to stand for re-election. If so, the committee evaluates his or her performance in office to determine suitability for continued service, taking into consideration the value of continuity and familiarity with our business.

The committee schedules regular meetings to coincide with the quarterly in-person meetings of the Board of Directors and also meets at the request of senior management or at such other times as it determines. Our Secretary in consultation with the Chairman of the committee sets agendas for the meetings.

Meetings. The Board of Directors held 33 formal meetings during 2007. The Executive Committee held 8 formal meetings during 2007, the Compensation and Corporate Governance Committee held 16 formal meetings during 2007 and the Audit and Compliance Committee held 14 formal meetings during 2007. Each of the directors attended at least 75% of the meetings of the Board of Directors and the committees on which he or she served. Although we do not have a policy on director attendance at the Annual Meeting, directors are encouraged to attend the Annual Meeting. At the 2007 Annual Meeting, all eight directors attended in person.

Meetings of Disinterested Directors. Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act (“Interested Persons”) have decided to hold quarterly meetings without persons who are members of management present. Each year, these directors designate a director who is an Independent Person as the “lead director” to preside at such meetings. The designation of a lead director is for a one-year term and a lead director may not succeed himself or herself in that position. If the lead director is unavailable for a meeting, his or her immediate predecessor will serve as lead director for such meeting. At a meeting in February 2008, Mr. Koskinen was designated as the lead director for 2008.

COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE

INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation and Corporate Governance Committee during fiscal year 2007 served as an officer, former officer, or employee of ours or had a relationship discloseable under “Related Person Transactions.” Further, during 2007, none of our executive officers served as:

•

A member of the compensation committee (or equivalent) of any other entity, one of whose executive officers served as one of our directors or was an immediate family member of a director, or served on our Compensation and Corporate Governance Committee; or

•	A director of any other entity, one of whose executive officers or their immediate family member served on our Compensation and Corporate Governance Committee.

DIRECTOR COMPENSATION

From January 1, 2007, through June 30, 2007, non-employee directors were paid a retainer for service on the Board of Directors at the rate of $75,000 per year, with the lead director and members chairing a committee receiving an additional retainer at the rate of $10,000 per year. In addition, from January 1, 2007, through June 30, 2007, non-employee directors received a fee of $2,500 for attending Board or committee meetings and certain other meetings, with approval of the Chairman. As of July 1, 2007, the annual retainer was increased to $100,000 and the per meeting fee was increased to $3,000. In addition, non-employee directors received a fee from us for each American Capital portfolio company board of directors on which they served, in lieu of any payment by the portfolio company. For such companies that are not public, that fee is set at the rate of $30,000 per year. For such companies that are public that fee is based on the fee payable by the company to its other directors. Under the latter policy, Mr. Peterson receives a fee of £38,000 per year for service on the board of directors of European Capital Limited. Directors are reimbursed for travel, lodging and other out-of-pocket expenses incurred in connection with the Board of Directors and committee meetings. Directors who are our employees do not receive additional compensation for service as a member of the Board of Directors.

The following table sets forth the compensation received by each non-employee director during 2007:

Name	Fees Earned or Paid in Cash ($)[2]	Stock Awards ($)	Option Awards ($)[3]	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)[4]	Total ($)
Mary C. Baskin (2000)	297,500	—	152,696	—	—	426,161	876,357
Neil M. Hahl (1997)	361,500	—	152,696	—	—	568,333	1,082,529
Philip R. Harper (1997)	295,500	—	152,696	—	—	568,796	1,016,992
John A. Koskinen (2007)[1]	218,750	—	184,567	—	—	—	403,317
Stan Lundine (1997)	229,500	—	152,696	—	—	570,729	952,925
Kenneth D. Peterson, Jr. (2001)	245,041	—	152,696	—	—	367,778	765,515
Alvin N. Puryear (1998)	326,000	—	152,696	—	—	519,976	998,672

[1]	Mr. Koskinen was appointed to the Board of Directors and the Audit and Compliance Committee on February 1, 2007.
[2]

The column “Fees Earned or Paid in Cash” includes the following payments by us to directors in 2007 for serving on certain boards of directors of our portfolio companies in the following amounts: Ms. Baskin—$22,500 for SAV Holdings, Inc. and $30,000 for eLynx Holdings, Inc.; Mr.Hahl—$30,000 for each of Pasternack Enterprises and The Meadows of Wickenburg, L.P, $22,500 for WIS Holdings Company Inc. and $15,000 for Exstream Holdings Inc.; Mr. Harper—$30,000 for Soil Safe Holdings, Inc. and $15,000 for SMG Holdings Inc.; Dr. Puryear—$30,000 for each of Ranpak Corporation and Financial Asset Management Systems, Inc.; and Mr. Peterson—$56,541 for European Capital Limited.

[3]

For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our Annual Report on Form 10-K for the year ended December 31, 2007. On December 31, 2007, Ms. Baskin, Messrs. Hahl, Harper, Lundine, Peterson, Koskinen and Dr. Puryear had the following aggregate option awards outstanding: 130,000; 115,000; 115,000; 115,000; 90,000; 110,000; and 115,000, respectively.

[4]

The amounts in the “All Other Compensation” column includes amounts vested and amounts accrued but not yet vested as of December 31, 2007, under the Disinterested Director Retention Plan as follows: Messrs. Hahl, Harper and Lundine—$568,333 each; Dr. Puryear—$519,167; Ms. Baskin—$420,833; and Mr. Peterson – $367,778. The remaining amounts are tax gross-ups relating to certain perquisites that total less than $10,000 per director.

We have established a series of option plans for our non-employee directors, each of which must be approved by the Securities and Exchange Commission (the “SEC”) under the 1940 Act to become effective. The first was the 1997 Disinterested Director Stock Option Plan, which was approved by the SEC on May 14, 1999, and which provided for the issuance to participants of options to purchase an aggregate of 150,000 shares of our common stock. Messrs. Hahl, Harper and Lundine and Dr. Puryear, each received automatic grants of options to purchase 15,000 shares of our common stock when the plan was approved by the SEC. In addition, as of May 15, 2000, Messrs. Hahl, Harper and Lundine and Dr. Puryear each received grants of options to purchase an additional 5,000 shares of our common stock. Ms. Baskin and Mr. Peterson were granted options to purchase 15,000 shares of our common stock each on June 15, 2000 and January 23, 2001, respectively and Mr. Koskinen was granted options to purchase 20,000 shares of our common stock on February 2, 2007. All such options have vested and are fully exercisable except for Mr. Koskinen’s options, which will vest over a three-year period on each of the first three anniversaries of their date of grant. All unexercised options expire ten years from the date of grant except that the initial grants to Messrs. Hahl, Harper and Lundine expired on November 6, 2007, and Dr. Puryear’s initial grant expires on September 15, 2008.

The second plan was the 2000 Disinterested Director Stock Option Plan, which provides for the issuance of options to purchase up to 150,000 shares of our common stock, and which became effective on February 28, 2006, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Lundine and Peterson, and Dr. Puryear, who were our directors on the date of the order, each received an automatic grant of options to purchase 25,000 shares of our common stock. All such options have now vested. These options expire on October 30, 2013.

The third plan was the 2006 Stock Option Plan, which provides for the issuance to non-employee directors of options to purchase up to 320,000 shares of our common stock, and which became effective on February 16, 2007, when the SEC issued an order authorizing the plan. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine and Peterson, and Dr. Puryear, each received an automatic grant of options to purchase 40,000 shares of our common stock on February 16, 2007. All such options will vest over the first three anniversaries of May 11, 2006, except Mr. Koskinen’s options, which will vest over the first three anniversaries of February 1, 2007. These options expire on May 11, 2016, except for Mr. Koskinen’s options, which will expire on February 1, 2017. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

The fourth plan was the 2007 Stock Option Plan (together with the 1997 Disinterested Director Stock Option Plan, the 2000 Disinterested Director Stock Option Plan and the 2006 Stock Option Plan, the “Existing Director Stock Option Plans”), which provides for the issuance of options to purchase up to 400,000 shares of our common stock, and which became effective on October 24, 2007, when the SEC issued an order authorizing the plan. Each of the non-employee directors received an automatic grant of options to purchase 50,000 shares of our common stock. All such options will vest on the first three anniversaries of May 4, 2007, and expire on May 4, 2017. Vesting of these options will be automatically accelerated upon the occurrence of death or disability of the director.

On July 27, 2006, the Board of Directors approved the American Capital Strategies, Ltd. Disinterested Director Retention Plan (the “Retention Plan”). We established the Retention Plan for the purposes of attracting and retaining non-employee directors of outstanding competence. All our directors who are not “interested” and have completed at least one year of service on the Board of Directors are eligible to participate in the Plan.

The Retention Plan is a nonqualified deferred compensation plan, which will provide a lump sum payment equal to the number of full and partial years of service as a director multiplied by the annual director retention fee in place at the time of termination of service. Such payment will be made to a separate bookkeeping account maintained on behalf of the participant. The payment will be made in cash shortly following termination of service on the Board of Directors. No payment will be made if there is a unanimous vote not to make such payment by the remaining directors. The participants will not have access to or control of the payment until separation from the Board of Directors. Ms. Baskin and Messrs. Hahl, Harper, Lundine, and Peterson and Dr. Puryear, who were directors at the time the Retention Plan was adopted, will vest in their respective accounts upon the earlier of (i): 20% on August 1, 2006, 40% on February 1, 2007, 60% on August 1, 2007, 80% on February 1, 2008 and 100% on August 1, 2008, and (ii) such director becoming fully vested in his or her account immediately upon the director’s death, disability or upon the occurrence of a change of control. Mr. Koskinen became fully vested in his account on February 1, 2008, the one-year anniversary of his appointment to the Board of Directors. Any of our directors will be fully vested in his or her account immediately upon becoming an eligible participant in the Retention Plan.

PROPOSAL 2:

PROPOSAL TO APPROVE AN AMENDMENT TO OUR BYLAWS TO REQUIRE MAJORITY VOTE TO ELECT DIRECTORS IN UNCONTESTED ELECTION

Current Standard

The Board of Directors recommends that the stockholders approve an amendment to our Bylaws to require a majority vote in an uncontested election of directors as further described below.

Delaware General Corporation Law (“Delaware Law”) provides that, unless otherwise specified in a company’s certificate of incorporation or bylaws, a director is elected by a plurality of the votes cast. Our Bylaws currently specify that directors are elected by a plurality vote, which means that the director nominee who receives the highest number of affirmative votes cast is elected, whether or not such votes constitute a majority of the votes cast.

General Description of Amendment

The Board has authorized, and recommends that the stockholders approve, an amendment to our Bylaws that would require a candidate in an uncontested election for director to receive a majority of the votes cast in order to be elected as a director. Under this provision, each vote is specifically counted “for” or “against” the director’s election, unless a stockholder abstains from voting with respect to the matter. Thus, a director nominee would be required to receive more votes “for” than “against” to be elected. In accordance with Delaware Law, abstentions would have no effect in determining whether the required affirmative majority vote has been obtained. Broker non-votes would also not be counted in such elections. In contested elections where the number of nominees exceeds the number of directors to be elected as of the record date, the vote standard would continue to be a plurality of votes cast.

Background

Recently, stockholders of a number of public companies have urged that directors be required to receive a majority of the votes cast in favor of their election, rather than the generally applicable plurality standard. It is widely contended that majority voting gives stockholders more influence with corporate boards and enhances director accountability, which is a hallmark of good governance. In response, many public companies have recently adopted charter or bylaw provisions requiring a majority voting standard. The Compensation and Corporate Governance Committee (the “Committee”) and our full Board of Directors have discussed and considered the arguments for and against a majority voting standard. The Board notes that the difference in voting standards would not have prevented the election of any of our past or current directors, because all of our directors received vote totals exceeding a majority of the votes cast. However, the Board recognizes that a majority voting standard ensures that only directors with broad support among the voting stockholders will be elected to the Board. The proposed voting standard also enhances the accountability of each Board member to the stockholders. Thus, the Board has concluded that the majority voting standard would be in our best interests and in the best interests of our stockholders.

Amendment of Bylaws

Under our certificate of incorporation, the Board of Directors has the power to adopt, amend, alter, change and repeal any bylaws by a vote of the majority of the Board of Directors then in office. Our stockholders may also adopt, amend, alter, change or repeal any bylaws, provided that the affirmative vote of at least seventy-five percent (75%) of the combined voting power of all of the shares of all classes of our capital stock then entitled to vote generally in the election of directors is obtained. Pursuant to Delaware Law, if our stockholders adopt the amendment to our Bylaws requiring a majority voting standard for uncontested director elections, such bylaw amendment may not be further amended by the Board of Directors.

The following is the amendment proposed by the Board to our Bylaws requiring majority voting in uncontested director elections:

“Section 2.8. Voting. Unless otherwise provided in a resolution or resolutions providing for any class or series of Preferred Stock pursuant to Article IV of the Certificate of Incorporation, by any other provision of the Certificate of Incorporation or by the GCL, each stockholder shall be entitled to one vote, in person or by written proxy, for each share held of record by such stockholder that is entitled to vote generally in the election of directors. Each director shall be elected by a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the votes cast. For purposes of this Section, a majority of the votes cast means that the number of votes cast “for” a director nominee must exceed the votes cast “against” that nominee. All other questions shall be decided by a majority of the votes cast, except as otherwise required by the GCL or as provided for in the Certificate of Incorporation or these Bylaws. Abstentions in director elections and all other questions shall not be considered to be votes cast. If, for any cause, the Board of Directors shall not have been elected at an annual meeting, they may be elected thereafter at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.”

If approved, this amendment will become effective upon the certification of the required stockholder approval. The new standard would then be applicable to the election of directors at the 2009 Annual Meeting of Stockholders. In addition, if this amendment is approved, the proxy card for the 2009 Annual Meeting of Stockholders would be modified to allow stockholders to vote “for” or “against” or to “abstain” from voting with respect to each director nominee. Currently, the proxy card allows stockholders to either vote “for” a director nominee or to “withhold” from voting for the nominee.

New Director Resignation Policy

Pursuant to Delaware Law, a director shall remain in office until his or her successor is elected, even if the director has not received a vote sufficient for re-election. Thus, even with a majority voting standard for director elections, a company could have a “holdover” director. To address the potential for such a “holdover” director if the proposed majority vote standard is adopted, the Board of Directors has approved a new corporate governance guideline, which would become operative upon effectiveness of the amendment to our Bylaws described above. The guideline does not require any stockholder action.

The new guideline provides that if an incumbent director is nominated but not re-elected, the director shall tender his or her resignation to the Board of Directors. The guideline also requires the Committee to make a recommendation to the full Board of Directors on whether to accept or reject the resignation, and the full Board of Directors to make that determination. The Board of Directors would publicly disclose its decision within 90 days after receipt of the tendered resignation.

Any director who tenders his or her resignation pursuant to this guideline may not participate in the Committee recommendation or Board of Directors action regarding whether to accept the resignation offer. If each member of the Committee does not receive a vote sufficient for re-election, then the independent directors who did not fail to receive a sufficient vote shall appoint a committee amongst themselves to consider the resignation offers and recommend to the Board of Directors whether to accept them. If the only directors who did not fail to receive a sufficient vote for re-election constitute three or fewer directors, all directors may participate in the action regarding whether to accept the resignation offers.

Conclusion and Recommendation; Vote Required

The Board of Directors is submitting and recommending an amendment to our Bylaws to require majority voting in uncontested director elections to the stockholders for their approval.

The affirmative vote by holders of at least 75% of the votes of all shares of our common stock entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions and broker non-votes have the effect of counting as votes against the proposal. The Board of Directors believes that the proposal is in our best interests and in the best interests of our stockholders and has unanimously adopted the amendment to the bylaws to require majority voting in director elections. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO OUR BYLAWS REQUIRING A MAJORITY VOTE IN UNCONTESTED ELECTIONS OF DIRECTORS.

PROPOSAL 3: APPROVAL OF

THE 2008 STOCK OPTION PLAN

General Information

The Board of Directors approved the 2008 Stock Option Plan on March 13, 2008, after it concluded that the number of shares authorized and available for grant under the 1997 Employee Stock Option Plan, the 2000 Employee Stock Option Plan, the 2002 Employee Stock Option Plan, the 2003 Employee Stock Option Plan, the 2004 Employee Stock Option Plan, the 2005 Employee Stock Option Plan, the 2006 Stock Option Plan and the 2007 Stock Option Plan (collectively, the “Existing Option Plans”) was insufficient to provide flexibility with respect to stock-based compensation, or to establish appropriate long-term incentives to achieve our objectives. Implementation of the 2008 Stock Option Plan is subject to stockholder approval. In addition, implementation of the 2008 Stock Option Plan insofar as it applies to the non-employee directors requires the issuance of an order by the SEC under the 1940 Act.

Prior to the Board’s actions, the Compensation and Corporate Governance Committee, which administers the Existing Option Plans, reviewed the then existing stock option plans and their role in compensating and providing appropriate incentives to our officers, employees and directors. The committee and the full Board of Directors believe that stock-based incentive compensation, particularly through the award of stock options, is necessary to help attract, motivate and retain outstanding officers, employees and directors and to align further their interests with those of the stockholders. Thus, our interests are advanced by stock-based compensation. However, as a business development company (“BDC”) under the 1940 Act, we are restricted in the forms of incentive compensation that we can provide. For instance, under the 1940 Act, we cannot compensate employees or directors with stock appreciation rights.

We compete with numerous private equity, mezzanine and hedge funds for investment professionals. Such funds commonly pay 20% of the profits (including capital gains), or carried interest, of each newly-raised fund to the partners and employees of the private equity, mezzanine or hedge fund. Thus, we believe that our employee option plans must provide an economic interest in us similar to that generally gained by partners and employees in private equity, mezzanine or hedge funds. As of March [    ], 2008, [            ] shares of our common stock remain available for option grants under the Existing Option Plans and [            ] shares of our common stock are available for option grants under the Existing Director Stock Option Plans, none of which are available for grant to our existing non-employee directors.

Under the 1940 Act, the number of options that we can have outstanding is limited to no more than 25% of the outstanding shares of our common stock. In the past, our practice has been to set the number of options available under a particular option plan based on the amount of capital raised for that year. However, considering the importance of the Existing Option Plans to American Capital, the [    ]% growth in the number of outstanding shares of our common stock since the March 8, 2007, meeting of the Board of Directors at which the 2007 Stock Option Plan was approved and the limited number of options available for grant, the Board of Directors has decided (on the recommendation of the Compensation and Corporate Governance Committee) to set the number of options available under the 2008 Stock Option Plan based on the amount of capital raised in 2007 and the amount of capital that may be raised in 2008, in order to begin granting options more contemporaneously with the capital that is raised. Thus, the Board of Directors is submitting to the stockholders for approval the 2008 Stock Option Plan.

The 2008 Stock Option Plan provides for the issuance of options covering (a) an aggregate maximum number of 15,000,000 shares of our common stock, or [    ]% of the [            ] shares of our common stock outstanding as of March [            ], 2008, pursuant to options granted to employees, and (b) an aggregate maximum number of 750,000 of our common stock, or [    ]% of the [            ] shares of our common stock outstanding as of March [    ], 2008, pursuant to options granted to non-employee directors. It is our policy with all of our option plans to grant options to all non-employee directors and virtually all our employees.

The shares of our common stock available for grant under the Existing Director Stock Option Plans and Existing Option Plans plus the shares subject to existing unexercised options under the Existing Director Stock Option Plans and Existing Option Plans equal [    ]% of the shares of our common stock outstanding as of March [            ], 2008. When added to the shares of our common stock that can be issued pursuant to options under the 2008 Stock Option Plan, the total shares of our common stock available for issuance pursuant to options would equal [    ]% of the shares of our common stock outstanding as of March [            ], 2008. We believe that this is generally a lower percentage than is typical of other publicly-traded financial services companies. We have attached a copy of the 2008 Stock Option Plan as Exhibit I to this proxy statement.

Summary of Material Provisions of the 2008 Stock Option Plan

General

The following is a summary of certain provisions of the 2008 Stock Option Plan. We propose to establish the 2008 Stock Option Plan for the purpose of attracting, motivating and retaining outstanding employees and directors and to align further their interests with those of the stockholders. All of our employees and directors, including non-employee directors, and, if permitted by law, the employees and directors, including non-employee directors of our subsidiaries, are eligible to participate in the 2008 Stock Option Plan. As of March [    ], 2008, we had approximately [            ] employees and seven non-employee directors. Unless sooner terminated by the Board of Directors, the 2008 Stock Option Plan will terminate on March 13, 2018, and no additional awards may be made under the 2008 Stock Option Plan after that date, though the validity of options outstanding as of the termination date will not be affected. The maximum number of shares of our common stock that may be covered by options granted under the 2008 Stock Option Plan for a single employee is 1,406,250 and 93,750 for a single non-employee director. The market value of the shares of our common stock underlying the options to be granted under the 2008 Stock Option Plan was $[            ] as of March [    ], 2008. This amount was calculated by multiplying the closing price of our common stock, as reported on The NASDAQ Global Select Market as of March [    ], 2008, times the number of options committed to be granted. No deduction was made for the strike price of the option that would have to be paid to us by the option holder in the event of an exercise of such option.

Options granted under the 2008 Stock Option Plan may be either “incentive stock options” (“ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options, and entitle the optionee, upon exercise, to purchase from us shares of our common stock at a specified exercise price per share. Incentive stock options may only be granted to employees and must have a per share exercise price of no less than the fair market value on the date of grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of our common stock on the date of the grant. Non-qualified stock options granted under the 2008 Stock Option Plan must have a per share exercise price of no less than the fair market value of a share of our common stock on the date of the grant.

Options granted under the 2008 Stock Option Plan may be exercised for a period of no more than ten years from the date of grant, or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, no more than five years from the date of grant. Options are not transferable other than by laws of descent and distribution and will generally be exercisable during an optionee’s lifetime only by the optionee.

The Compensation and Corporate Governance Committee will administer grants to employees under the 2008 Stock Option Plan and the Executive Committee will administer grants to non-employee directors under the 2008 Stock Option Plan. The 2008 Stock Option Plan grants the respective committees the authority to adjust the number of shares of our common stock available for options, the number of shares of our common stock subject to outstanding options and the exercise price for options following the occurrence of events such as stock splits, stock dividends, distributions and recapitalizations.

Under our current accounting policies in accordance with generally accepted accounting principles, we expense options granted under all of our stock option plans for options granted in and after 2003. The expensing of stock options under such policies does not affect our taxable income. The amount that must be distributed to stockholders as dividends is based on our taxable income. Without the approval of the stockholders, except in connection with a stock split, dividend or similar event (upon receipt of confirmation from the staff of the SEC that we may do so), the respective committees will not lower the exercise price for any outstanding options or issue any replacement options for options previously granted at a higher exercise price.

The exercise price for stock options granted under the 2008 Stock Option Plan is payable in cash. The respective committees may provide, if permitted by applicable law, that the exercise price of an option may be paid in our common stock or by delivery of an exercise notice along with an irrevocable instruction to a broker to sell shares and deliver cash to us, and the Compensation and Governance Committee may provide, to the extent permitted by applicable law, that the exercise price of an option granted to an employee may be paid by delivery of a promissory note. The respective committees may also authorize, to the extent permitted by applicable law, a “cashless exercise” arrangement whereby an optionee, without payment of the exercise price, receives upon exercise, shares of our common stock having an aggregate fair market value equal to the product of (i) the excess of the fair market value of a share on the exercise date over the exercise price and (ii) the number of shares covered by the option. It should be noted though that the 1940 Act effectively prohibits the payment of an option’s exercise price in our common stock or the use of “cashless exercise” arrangements involving American Capital. Additionally, the Sarbanes-Oxley Act of 2002 prohibits us from accepting promissory notes from executive officers and directors for the exercise price of options.

The 1940 Act imposes certain requirements on options that would be granted under the 2008 Stock Option Plan including that the options must expire no later than ten years from grant, that the options not be separately transferable other than by gift, will or intestacy, that the exercise price must not be less than the current market price for the underlying stock at the date of issuance, that the plan must be approved by the stockholders and a majority of our directors who are not Interested Persons, and that we may not have a profit-sharing plan as described in the 1940 Act. The 2008 Stock Option Plan, as applicable, meets each of these requirements.

Additional Provisions Applicable to Options for Employees

The Compensation and Corporate Governance Committee will administer grants to employees under the 2008 Stock Option Plan. This committee will have the authority, subject to the provisions of the 2008 Stock Option Plan, to determine employees who will receive awards under the 2008 Stock Option Plan, the number of shares subject to options in each award and the terms of such awards. Among the terms that will be set by the Compensation and Corporate Governance Committee will be the vesting schedule and period. The Compensation and Corporate Governance Committee has not approved any grants of options under the 2008 Option Plan to any employee.

Additional Provisions Applicable to Options for Non-Employee Directors

Under the 1940 Act, the proposal to issue options to non-employee directors under the 2008 Stock Option Plan must be approved by the SEC on the basis that the proposal is fair and reasonable and does not involve overreaching of American Capital or our stockholders. We expect to file an application for such an order shortly after the issuance of this proxy statement. No options will be issued to non-employee directors under the 2008 Stock Option Plan until the SEC issues such an order (an “SEC Approval Order”).

The 2008 Stock Option Plan is designed such that all grants to non-employee directors will be automatic and nondiscretionary.

Each person who was a non-employee director during the entire period from May 19, 2008, to the date of the SEC Approval Order will automatically be granted an option to purchase 93,750 shares of our common stock on the date of the SEC Approval Order. Such an option will be deemed to vest over a three-year period commencing on May 19, 2008, the date of the Annual Meeting. Vested options may not be exercised after May 19, 2018, or, if later, the three-year anniversary of the date of the SEC Approval Order.

Each person who becomes a non-employee director after May 19, 2008, will (assuming that there are a sufficient number of shares available for issuance under the 2008 Stock Option Plan) automatically be granted an option to purchase 93,750 shares of our common stock as of the later of the date of the SEC Approval Order and the date the person becomes a non-employee director. Such an option will be deemed to vest over a three-year period commencing on the date the person becomes a non-employee director. Vested options may not be exercised after the ten-year anniversary of the date the person becomes a non-employee director, or, if later, the three-year anniversary of the date of the SEC Approval Order.

In the event of death or the disability (as defined in the 2008 Stock Option Plan) of a non-employee director during his or her service as a director, the unexercised portions of his or her options will immediately become exercisable and may be exercised for a period of three years following the date of death or one year following the date of disability (but no later than the respective expiration dates of the options). In the event of termination of a non-employee director’s service as a director for “Cause” (as defined in the 2008 Stock Option Plan), the unexercised portions of his or her options terminate immediately upon such termination, unless otherwise determined by the Executive Committee. If a person ceases to be a non-employee director for any reason other than death, disability or termination by us for cause, the unexercised portions of his or her vested options (if then exercisable) generally will be exercisable for a period of one year thereafter (but not later than the respective expiration dates of the options).

New Plan Benefits

The following table sets forth the number of options that have been committed to be granted to individuals in the following groups under the 2008 Stock Option Plan as of March [    ], 2008, subject to stockholder approval of the 2008 Stock Option Plan:

	2008 Stock Option Plan
Name and Position	Number of Shares of American Capital Common Stock Underlying Option Grant (1)	Market Value of Underlying Shares of Common Stock (2)
All Non-Employee Directors as a Group		$
All Non-Executive Officer Employees as a Group	0		0
Total

(1)	Amounts represent options approved for grant by the Compensation and Corporate Governance Committee as of March [ ], 2008. We may grant additional options under the 2008 Stock Option Plan to such person(s) or group(s) of persons at future times.
(2)	The market value of underlying shares of common stock is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market as of March [ ], 2008, times the number of options committed to be granted. No deduction is made for the strike price of the option that would have to be paid by the option holder to us in the event of an exercise of such option.

Except as set forth above, we cannot determine at this time what benefits or amounts, if any, will be received by or allocated to any other person or group of persons under the 2008 Stock Option Plan if the 2008 Stock Option Plan is approved by the stockholders, or what amounts would have been received by any person or group of persons for the last fiscal year if the 2008 Stock Option Plan had been in effect.

Summary of Certain Federal Income Tax Consequences

The following discussion briefly summarizes certain United States federal income tax aspects of options granted pursuant to the 2008 Stock Option Plan. State, local and foreign tax consequences may differ.

ISOs. A participant who is granted an ISO will not recognize income on the grant or exercise of the option. However, the difference between the exercise price and the fair market value of the stock on the date of exercise is an adjustment item for purposes of the alternative minimum tax. If a participant does not exercise an ISO within certain specified periods after termination of employment, the participant will recognize ordinary income on the exercise of the ISO in the same manner as on the exercise of a non-qualified stock option, as described below.

Non-qualified Stock Options. A participant generally is not required to recognize income on the grant of a non-qualified stock option. Instead, ordinary income generally is required to be recognized on the date the non-qualified stock option is exercised. In general, the amount of ordinary income required to be recognized is an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price.

Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares granted under the 2008 Stock Option Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, if certain holding period requirements are not satisfied at the time of a sale or exchange of shares acquired upon exercise of an ISO (a “disqualifying disposition”), a participant generally will be required to recognize ordinary income upon such disposition.

Withholding. Our obligation to issue or deliver shares is subject to the satisfaction of applicable tax withholding. The respective committees may provide that a participant can satisfy tax withholding by (a) making a cash payment, (b) authorizing us to withhold shares that would otherwise be issued upon the exercise of the option, or (c) delivering to us already owned and unencumbered shares of our common stock.

Deductibility by Company. We are generally not allowed a deduction in connection with the grant or exercise of an ISO. However, if a participant is required to recognize ordinary income for an ISO as a result of a disqualifying disposition, we generally will be entitled to a deduction equal to the amount of ordinary income so recognized. In general, in the case of a non-qualified stock option, we will be allowed a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Performance-Based Compensation. Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent the amount paid to an executive exceeds $1 million for the taxable year. The 2008 Stock Option Plan has been designed to allow, but not require, the grant of options that qualify under an exception to the deduction limit of Section 162(m) for “performance-based compensation.”

Tax Rules Affecting Nonqualified Deferred Compensation Plans. Options under the 2008 Stock Option Plan may be subject to federal income tax rules that apply to “nonqualified deferred compensation plans” that were enacted as part of the American Jobs Creation Act of 2004 and which became effective on January 1, 2005. Failure to comply with these rules or qualify for an exemption in respect of an option could result in significant adverse tax results to the grantee of such option, including immediate taxation of the option upon vesting (and immediate taxation upon vesting of the grantee’s awards under certain other plans), a penalty tax of 20 percent of the amount of income so recognized, plus a special interest payment. The 2008 Stock Option Plan has been designed to allow, but not require, the grant of options that are intended to comply with these deferred compensation rules or qualify for an exemption.

Conclusion and Recommendation; Vote Required

The Board of Directors believes that it is in our best interests and in the best interests of the stockholders to adopt the 2008 Stock Option Plan to help attract, motivate and retain outstanding employees and directors and to align further their interests with those of the stockholders.

The affirmative vote by the holders of a majority of the votes of all shares of our common stock present or represented and entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2008 STOCK OPTION PLAN.

PROPOSAL 4:

APPROVAL OF AMENDMENT TO THE COMPANY’S INCENTIVE BONUS PLAN

General Information

On May 4, 2007, the stockholders approved an amendment to our Incentive Bonus Plan to increase the number of shares authorized for purchase from 3,800,000 to 11,800,000. The Incentive Bonus Plan provides for the payment to participants of “bonus awards,” certain of which are paid currently and others of which are only paid in the future, generally subject to a vesting schedule contingent on the employee’s continued employment with us. Each bonus award granted under the Incentive Bonus Plan is credited to a separate bookkeeping account established for the bonus award in the name of the participant. The participant will vest in the bonus account established for the bonus award in accordance with the vesting schedule specified by the Compensation and Corporate Governance Committee. Vested portions of a bonus award are payable to a participant as soon as practicable following the date on which the participant becomes vested in those portions, unless deferred. In connection with the Incentive Bonus Plan, we have established a trust fund that has purchased shares of our common stock, used as a notional investment for bonus accounts. The maximum number of shares of our common stock that can currently be purchased by the trust fund under the Incentive Bonus Plan is 11,800,000, provided that the terms of the Incentive Bonus Plan permit the trust fund to use dividends paid on our common stock to purchase additional shares, including through our Dividend Reinvestment Plan, if permissible.

Proposed Amendment

As of March [    ], 2008, the trust fund has purchased [    ] of the 11,800,000 shares of our common stock authorized for acquisition under the Incentive Bonus Plan. In order to ensure that the Incentive Bonus Plan will continue to be available in the future to assist us in attracting, motivating, and retaining outstanding officers and employees, and to align further their interests with those of our stockholders, the Board of Directors approved an amendment to the Incentive Bonus Plan on March 13, 2008 that would increase the number of shares authorized for purchase by the trust fund to 21,800,000. This amendment to the Incentive Bonus Plan requires stockholder approval under the NASDAQ Marketplace Rules because it is a material change to an “equity compensation arrangement.”

This amendment would amend Section 10.1 of the Incentive Bonus Plan, effective as of May 19, 2008, in its entirety as follows:

10.1. Subject to adjustment as provided in Section 10.2 hereof, the maximum number of Shares that may be purchased by the Trust is 21,800,000; provided that notwithstanding the foregoing limitation, any dividends paid on Shares held by the Trust may be reinvested in Common Stock.

Background and Reasons; Potential Effect

As noted above, the Board of Directors believes that increasing the number of shares authorized for purchase by the trust fund under the Incentive Bonus Plan is in our best interests and the best interests of our stockholders because it ensures that the Incentive Bonus Plan will continue to be available in the future to assist us in attracting, motivating, and retaining highly qualified officers and employees. For instance, the Incentive Bonus Plan allows participants to share in the dividends paid on our common stock, which is significant because a substantial component of the total return to our stockholders comes in the form of the dividend. The Incentive Bonus Plan is also desirable because it enables officers and employees to share in the risk of ownership of our common stock and further aligns their interests with those of our stockholders. It should be noted that some of the expenses of the Incentive Bonus Plan are borne by us. Thus, an increase in the number of shares authorized for purchase by the trust fund may result in a nominal increase in our costs.

Conclusion and Recommendation; Vote Required

The Board of Directors is submitting and recommending an amendment to the Incentive Bonus Plan to increase the number of shares that may be purchased by the trust fund to 21,800,000. The approval of the amendment to the Incentive Bonus Plan requires the affirmative vote by holders of a majority of all shares of our common stock present or represented and entitled to vote at the Annual Meeting. Abstentions have the effect of counting as votes against the proposal and broker non-votes will have no effect on the outcome of the proposal. The Board of Directors believes that the proposal is in our best interests and in the best interests of the stockholders and has unanimously approved the amendment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO OUR INCENTIVE BONUS PLAN.

PROPOSAL 5:

APPROVAL OF CONVERTIBLE SECURITIES PROPOSAL

General Information

The Board of Directors believes it would be in our best interests to have the ability to issue preferred stock or debt securities convertible into shares of our common stock under appropriate circumstances in connection with the capital raising and financing activities of the company. Sections 18(d) and 61(a) of the 1940 Act restrict the ability of a BDC such as us to issue warrants, options or rights to subscribe or to convert to voting securities of the company. If such securities are to be issued, the proposal must be approved by the stockholders of the BDC. Thus, our Board of Directors has approved and recommends to the stockholders for their approval a proposal to issue shares of preferred stock or debt securities convertible into up to 20,000,000 shares of our common stock (the “Convertible Securities Proposal”). In 2001 and 2004, the stockholders approved a proposal to issue warrants to purchase up to 1,000,000 and 10,000,000 shares of our common stock, respectively. No such warrants have been issued and any convertible securities issuable pursuant to the Convertible Securities Proposal would be in addition to such 11,000,000 warrants. Our Certificate of Incorporation currently authorizes 5,000,000 shares of preferred stock.

Background and Reasons

Our management and the Board of Directors have determined that it would be advantageous to the company to have the ability to issue preferred stock or debt securities convertible into shares of our common stock in connection with the financing and capital raising activities of the company. The ability to issue preferred stock or debt securities convertible into shares of our common stock may be a cost-effective way for the company to raise capital. The issuance of convertible securities is a common practice in connection with the sale of securities through private placements or obtaining debt financing and approval of this proposal would place us in substantially the same position as corporations that are not BDCs. Such convertible securities, which may be issued in the form of preferred stock or debt securities, typically allow the purchaser of the securities to participate in any increase in the value of the issuer’s or borrower’s common stock. By allowing purchasers of the other securities to share in increases in the value of the common stock, such purchasers typically are willing to accept a lower specified return on the other securities than they would without such conversion feature. However, Section 61(a) of the 1940 Act sets forth certain requirements with regard to warrants, options, or rights to subscribe or convert to voting securities of a company that are not issued to directors, officers or employees of a BDC. Specifically, (i) such warrants, options or rights must expire within 10 years of issuance, (ii) the conversion price for the securities must not be less than the current market value of the common stock at the date of issuance and (iii) the proposal to issue such securities must be authorized by the stockholders of the BDC and the individual issuances must be approved by a majority of the BDC directors who are not Interested Persons on the basis that such issuance is in the best interest of the BDC and its stockholders. In addition, if the warrants, options or rights are accompanied by other securities when issued, such warrants, options or rights cannot be separately transferable unless no class of such warrants, options, or rights and the securities that accompany them has been publicly distributed.

We have no immediate plans to issue any such convertible securities. However, in order to provide flexibility for future issuances, which typically must be undertaken quickly, the Board of Directors has approved and is seeking stockholder approval of the Convertible Securities Proposal to issue shares of preferred stock or debt securities convertible into up to 20,000,000 shares of our common stock. The final terms of any convertible securities (subject to the requirements noted in Section 61 of the 1940 Act noted above), including conversion price, term and vesting requirements as well as any interest or dividends that such securities may pay prior to conversion, will be determined by the Board of Directors at the time of issuance. Also, the nature and amount of consideration that would be received by the company at the time of issuance and the use of any such consideration will be considered and approved by the Board of Directors at the time of issuance. No further authorization from the stockholders will be solicited prior to any such issuance. If such convertible securities are issued and if they are subsequently converted, it would increase the number of outstanding shares of our common stock by up to 20,000,000 shares. The number of warrants, options or rights that we may have outstanding at any time (including options held by our employees and non-employee directors) is limited by Section 61 of the 1940 Act to no more than 25% of the outstanding shares of our common stock. Any such conversion would be dilutive on the voting power of existing stockholders and could be dilutive with regard to dividends and other economic aspects of the common stock. Because the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

Conclusion and Recommendation; Vote Required

The Board of Directors believes that it is in our best interests and in the best interests of the stockholders to adopt the Convertible Securities Proposal. The affirmative vote by the holders of a majority of the votes of all shares of our common stock present or represented and entitled to vote is necessary for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE CONVERTIBLE SECURITIES PROPOSAL.

PROPOSAL 6:

APPROVAL OF AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION

TO CHANGE OUR CORPORATE NAME TO “AMERICAN CAPITAL, LTD.”

General Information

The Board of Directors believes it is in the best interests of the company and its stockholders to amend and restate the Certificate of Incorporation principally to change the legal name of the company from American Capital Strategies, Ltd. to American Capital, Ltd. We have attached a copy of the proposed Third Amended and Restated Certificate of Incorporation as Exhibit II to this proxy statement.

Summary of the Proposed Amendment and Restatement

On January 30, 2007, the Board of Directors approved, and recommends that the stockholders adopt, amendments to Article I and Article V of the Certificate of Incorporation. The amendment to Article I would change our corporate name from American Capital Strategies, Ltd. to American Capital, Ltd. An amendment to Article V would delete an extraneous reference to a classified board of directors in the director vacancy section, which was not removed when our Certificate of Incorporation was amended to discontinue the practice of having a classified Board of Directors. The restatement would also incorporate four previously approved amendments to the Certificate of Incorporation.

Background and Reasons

The company was incorporated in Delaware in 1986 as “American Capital Strategies, Ltd.” Since then, we have become a public company listed on The NASDAQ Global Stock Market, launched our website www.AmericanCapital.com, and created our logo with “American Capital.” The Board believes the new shortened name more accurately reflects the name under which we do business and the way our name is currently used in public, and clarifies the identity of the company.

The change of the company’s name will not affect in any way the validity of currently outstanding stock certificates, nor will it be necessary for the company’s stockholders to surrender or exchange any stock certificates that they currently hold as a result of the name change. In addition, our common stock will continue to be listed on The NASDAQ Global Stock Market under the symbol “ACAS.”

If approved by the stockholders, the amendment to change the corporate name to “American Capital, Ltd.” will be effected by the filing of an amendment to the Certificate of Incorporation with the Secretary of the State of Delaware at the earliest appropriate time consistent with an orderly transition to the new name. The change of the corporate name will be accomplished by amending ARTICLE I of the Certificate of Incorporation to read as follows:

ARTICLE I

NAME

The name of the corporation is American Capital, Ltd. (the “Corporation”).

Conclusion and Recommendation; Vote Required

The Board of Directors is submitting and recommending the amendment and restatement of the Certificate of Incorporation to change our corporate name to “American Capital, Ltd.” and to delete references to a classified board of directors in the director vacancy section of the Certificate of Incorporation to the stockholders for their approval.

The affirmative vote by holders of a majority of the votes of all shares of our common stock entitled to vote at the Annual Meeting is necessary for approval of this proposal. Abstentions and broker non-votes have the effect of counting as votes against the proposal. The Board of Directors believes that the proposal is in our best interests and in the best interests of the stockholders and has unanimously adopted the amendment to the Certificate of Incorporation. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION TO CHANGE OUR CORPORATE NAME TO “AMERICAN CAPITAL, LTD.”

PROPOSAL 7:

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Ernst & Young LLP has served as our independent external auditors since 1993 and, at a meeting on February 25, 2008, the Audit and Compliance Committee approved the appointment of Ernst & Young LLP to audit our financial statements for 2008. This selection is subject to ratification or rejection by the stockholders. Ernst & Young LLP has no financial interest in American Capital. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions. Please refer to the section entitled “Independent Auditors” for further information.

Ernst & Young LLP performed various audit and other services for us during 2007. The following presents a summary of the 2007 and 2006 fees billed by Ernst & Young LLP:

	2007	2006
Audit Fees	$4,784,295	$3,246,982
Audit-Related Fees	569,094	160,500
Tax Fees	63,800	273,554
All Other Fees	—	335,212

Total Fees	$5,417,189	$4,016,248

Audit Fees

“Audit Fees” relate to fees and expenses billed by Ernst & Young LLP for the annual audit, including the audit of our annual financial statements, audit of management’s report on internal controls over financial reporting, review of our quarterly financial statements, comfort letters and consents related to stock issuances and security custody examinations.

Audit-Related Fees

“Audit-Related Fees” relate to fees billed for required agreed upon procedures related to our debt securitization transactions.

Tax Fees

“Tax Fees” relate to fees billed for professional services for tax compliance, tax due diligence services related to our proposed investments and tax structuring advice and transfer pricing analyses related to the establishment of our European affiliates.

All Other Fees

“All Other Fees” relate primarily to fees billed for market study due diligence services related to our proposed investments and for the structuring advice related to the establishment of our European affiliates. The Audit and Compliance Committee has considered the compatibility of non-audit services with the auditor’s independence.

All services rendered by Ernst & Young LLP were permissible under applicable laws and regulations, and were pre-approved by the Audit and Compliance Committee for 2007 in accordance with its pre-approval policy. The Audit and Compliance Committee has established a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditors. The policy requires the Audit and Compliance Committee to approve each audit or non-audit engagement or accounting project involving the independent auditors, and the related fees, prior to commencement of the engagement or project to make certain that the provision of such services does not impair the firm’s independence. Approval of such engagements may be provided in person at regularly scheduled meetings or, for certain services, by email upon the affirmative assent thereto by at least two members of the Audit and Compliance Committee so long as no member objects thereto. In the case of an objection, approval must then be obtained at an in person meeting of the Audit and Compliance Committee. Pursuant to the policy, pre-approval is not required for audit or non-audit services that result in a de minimus amount of $10,000 or less, although such services are reported to the Audit and Compliance Committee promptly thereafter.

Our portfolio companies may engage Ernst & Young LLP to perform audit and other services. We do not participate in the selection or appointment of Ernst & Young LLP by our portfolio companies.

Conclusion and Recommendation; Vote Required

The affirmative vote of the holders of a majority of all shares of our common stock present or represented and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent auditors. Withheld votes and broker non-votes will have no effect on the outcome of the proposal. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC AUDITORS TO THE COMPANY.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

The Board of Directors has appointed an Audit and Compliance Committee presently composed of three directors, Ms. Baskin and Messrs. Hahl and Koskinen. Ms. Baskin and Mr. Hahl served on the Audit and Compliance Committee during 2007. Mr. Koskinen was appointed to the Board of Directors and the Audit and Compliance Committee on February 1, 2007. Each of the directors is independent as defined in the NASDAQ listing standards. The Board of Directors has determined that Ms. Baskin and Messrs. Hahl and Koskinen are all “audit committee financial experts” (as defined in Item 401 of Regulation S-K under the Securities Act).

The Audit and Compliance Committee’s job is one of oversight as set forth in its charter, which is available on our web site at www.AmericanCapital.com. It is not the duty of the Audit and Compliance Committee to prepare our financial statements, to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Our management is responsible for preparing our financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present our financial position, results of operations and cash flows in conformity with generally accepted accounting principles.

The Audit and Compliance Committee has reviewed and discussed our audited financial statements with management and with Ernst & Young LLP, our independent auditors for 2007.

The Audit and Compliance Committee has discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61.

The Audit and Compliance Committee has received from Ernst & Young LLP the written statements required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed Ernst & Young’s independence with Ernst & Young LLP, and has considered the compatibility of nonaudit services with the auditor’s independence.

Based on the review and discussions referred to above, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2007, be included in our Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the Securities and Exchange Commission. The Audit and Compliance Committee also recommends the selection of Ernst & Young LLP to serve as independent public accountants for the year ended December 31, 2008.

By the Audit and Compliance Committee:
Neil M. Hahl, Chairman
Mary C. Baskin
John A. Koskinen

Use of Report of the Audit and Compliance Committee

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Report of the Audit and Compliance Committee is not “soliciting material” and is not to be incorporated by reference into any future filing under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

EXECUTIVE OFFICERS

The Board of Directors elects executive officers annually following our annual meeting of stockholders to serve until the meeting of the Board following the next annual meeting. Set forth below is certain information about each executive officer as of March 1, 2008. The business address of each executive officer is American Capital Strategies, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814.

Name	Age	Information about Executive Officers
Malon Wilkus	56	President, Chief Executive Officer (“CEO”) and Chairman of the Board of Directors. Further information about Mr. Wilkus may be found on page 3 of this proxy statement.

John R. Erickson	48	Mr. Erickson has served as an Executive Vice President since 2001 and as our Chief Financial Officer (“CFO”) since 1998. He also served as our Secretary from 1999 to 2005. From 1998 to 2001, Mr. Erickson was a Vice President. From 1996 to 1998, he served as President of Storage USA Franchise Corp., a subsidiary of Storage USA, Inc.

Ira J. Wagner	55	Mr. Wagner has served as an Executive Vice President and our Chief Operating Officer (“COO”) since 2001 and served as a Senior Vice President in 2001, prior to becoming Executive Vice President. He has been an employee since 1997 and has also held the positions of Principal and Senior Investment Officer. From 1993 to 1997, Mr. Wagner was a self-employed consultant and financial advisor.

Samuel A. Flax	51	Mr. Flax has served as an Executive Vice President and our General Counsel (“GC”), Chief Compliance Officer and Secretary since 2005. From 1990 to 2005, he was a partner in the Washington, D.C. law firm of Arnold & Porter LLP, where he served as our principal external counsel. Mr. Flax also served as Of Counsel to Arnold & Porter LLP in 2005.

Roland H. Cline	60	Mr. Cline has served as a Senior Vice President and Managing Director since 2001. From 1998 to 2001, he was a Vice President.

Brian S. Graff	42	Mr. Graff has served as a Senior Vice President since 2004 and as a Regional Managing Director since 2005. From 2004 to 2005, he was also a Managing Director. Mr. Graff served as a Vice President and Principal from 2001 to 2004. From 2000 to 2001, he was a Principal of Odyssey Investments Partners, a private equity fund.

Gordon J. O’Brien	42	Mr. O’Brien has served as a Senior Vice President and Managing Director since 2001. Prior to his election as a Senior Vice President, he served as a Vice President in 2001. From 1998 to 2001, he was a Principal. Mr. O’Brien was a Vice President at Pennington Partners & Company, a private equity fund from 1995 to 1998.

Name	Age	Information about Executive Officers
Darin R. Winn	43	Mr. Winn has served as a Senior Vice President since 2002 and as a Regional Managing Director since 2005. From 2002 to 2005, he was a Managing Director. Mr. Winn served as a Vice President from 2001 to 2002. From 1998 to 2001, he was a Principal. Prior to joining the Company, he worked at Stratford Equity Partners, a mezzanine and equity fund, from 1995 to 1998.

COMPENSATION DISCUSSION AND ANALYSIS

The following is a discussion of certain aspects of our compensation program and practices as they relate to our principal executive officer, our principal financial officer and our three other most highly-paid executive officers for 2007, whom we refer to below collectively as our “named executive officers,” or “NEOs.” We also refer to our CEO, COO, CFO and GC as our “senior management.”

Executive Compensation Philosophy and Objectives

We believe that our continued success depends on our ability to attract, motivate and retain outstanding executive officers through the use of both current and long-term incentive compensation programs that are competitive in a global market. We also believe that as a public company, certain elements of our executive compensation program should be designed to align employee interests with those of the stockholders and to reward performance above established goals, which is why we have implemented our long-term incentive compensation programs. We establish compensation levels based on competitive market conditions for each officer, the performance of each officer and our performance. Our executive compensation programs and related data are reviewed throughout the year and on an annual basis by the Compensation and Corporate Governance Committee to determine if our executive officers are meeting their stated objectives and the programs are providing their intended results.

Decision-Making Process; Role of Executive Officers

The Committee performs an extensive review of each element of compensation of our executive officers at least once a year and makes a final determination regarding any adjustments to current compensation structure and levels after considering a number of factors. The Committee generally takes into account the scope of an officer’s responsibilities, performance and experience and balances these factors against competitive compensation levels. During the annual review process, the Committee also reviews our full-year financial results against financial performance in prior periods with members of senior management and considers research conducted by our senior vice president – human resources (“SVP HR”) and his staff on compensation structure and levels at firms with which we believe we compete for executive officers (“Industry Data”). We believe that we compete for executive talent mainly with private and public management companies of private equity, mezzanine, hedge funds and other types of funds. In addition, the Committee considers recommendations made by our CEO and SVP HR and retained compensation consultants, if any, with regard to compensation for each of the other NEOs, based on the Industry Data, the performance of each executive officer and our performance over the past year.

Compensation Consultants

Under its charter, the Committee has the authority to select, retain and terminate compensation consultants. In 2007, the Committee retained McLagan, a compensation consulting firm, to consult with the Committee on the Committee’s charter and the process for determining and levels of executive compensation. In addition, the Committee also obtained Industry Data from various other outside compensation consulting firms (McLagan as well as Mercer Human Resources Consulting, The Holt Private Equity Compensation Survey and Heidrick & Struggles) in connection with its annual executive compensation review. In 2007, we, at the Committee’s request, engaged McLagan to conduct specific research to verify the accuracy of the Industry Data reviewed by the Committee. Although McLagan consulted with both the Committee and management, the nature of McLagan’s engagement with management was to provide objective Industry Data for both the NEOs and for other levels of staff, whereas its work for the Committee involved providing substantive and subjective recommendations to the Committee in light of Industry Data. Moreover, McLagan assigned one team of consultants to management and another to the Committee. The Committee certified that there were no conflicts of interest. Last year, McLagan confirmed that there were generally no direct comparable pay practices to us considering our public nature, size, business, structure and other issues.

Elements of Compensation

We pay our named executive officers a combination of base salary, cash bonus and long-term incentive compensation, in addition to providing health, retirement and other benefits. In addition, we have entered into employment agreements with each of the NEOs. In accordance with applicable law and the Committee’s charter, the Committee is required to approve any changes in the compensation of our executive officers. We have not adopted any formal policies or guidelines for allocating compensation between long-term compensation and regularly-paid income or between cash and non-cash compensation. We strive to achieve an appropriate mix between equity incentive awards and cash compensation in order to meet our objectives, as set forth above. For our NEOs, annual salary constituted 11.4% to 14.2% of total compensation, bonuses typically paid once a quarter constituted 26.1% to 36.1% of total compensation and long-term incentive compensation constituted the remaining 52.6% to 60.5% of total compensation in 2007. Each element of compensation is discussed briefly below.

Base Salary

Base salary is one component of each named executive officer’s cash compensation. We establish base salary after considering a variety of factors, including competitive market conditions for executive officers, the scope of each officer’s responsibilities, the performance of the executive officer and our performance and if requested, recommendations from a retained compensation consultant. Base salaries are used to attract, motivate and retain outstanding employees.

Base salaries for our executive officers are reviewed annually by the Committee and by our compensation consultants, if any, and at the time of a promotion or other change in responsibility of an executive officer and may be adjusted after considering the above factors. Each named executive officer’s employment agreement sets a minimum base salary, described below. For 2008, the Committee did not increase the level of base salaries for the NEOs from 2007, which was $1,495,000 for Mr. Wilkus, $1,085,000 for each of Messrs. Erickson and Wagner, and $905,000 for each of Messrs. O’Brien and Winn.

Bonus

Each named executive officer is entitled to participate in a performance-based target bonus program under which he may receive a cash bonus based on a target amount. The amount of the target bonus for each NEO is generally determined by the Committee each year prior to or shortly after the beginning of the year. Each NEO’s employment agreement sets a minimum target bonus percentage, as described below. For 2008, the Committee set the target bonus for Mr. Wilkus at $6,000,000, for Messrs. Erickson and Wagner at $3,000,000, and for Messrs. O’Brien and Winn at $2,000,000. After considering market studies and suggestions from our compensation consultant, the Committee concluded that the 2008 bonus amounts were sufficient to meet our objectives as described above.

While a portion of the bonus may be paid after the end of each of the first three quarters of the year, most of the bonus is payable only after the year has concluded and the Committee has reviewed our performance and the NEO’s performance for the entire year. Payment of the year-end target bonus in 2007 was also contingent on our achievement of certain performance goals set by the Committee and intended to qualify under Section 162(m) of the Code (the “Section 162(m) Criteria”). For 2008, we have established Section 162(m) Criteria for the full year. The portion of each executive officer’s target bonus that is contingent on achievement of Section 162(m) Criteria is paid as part of our Incentive Bonus Plan and is described further below.

The quarterly payout of bonuses is intended to motivate our NEOs throughout the year and to match rewards with actual performance when value is added, with a larger amount typically paid at the end of the year. After the conclusion of each year, the Committee meets to review each executive officer’s performance and our overall performance for the year, including the achievement of the Section 162(m) Criteria. Bonus amounts paid in 2007 that were contingent upon the Section 162(m) Criteria are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table, below, and the bonus amounts paid in 2007 that were not contingent upon such criteria are included in the “Bonus” column of the Summary Compensation Table, below.

Long-Term Incentive Compensation Plans

Each NEO participates in long-term incentive compensation plans as do virtually all of our employees. The Committee and our Board of Directors believe that stock-based incentive compensation is necessary to help attract, motivate and retain outstanding officers, employees and directors and to align further their interests with those of our stockholders. Stock-based compensation advances the interests of our company, but as a business development company we are restricted under the 1940 Act in the forms of incentive compensation that we can provide to our employees. For instance, we cannot compensate employees with stock appreciation rights. However, we compete with numerous private equity, mezzanine and hedge funds for our investment professionals. Such funds commonly pay to their partners and employees 20% of the profits (including capital gains), or carried interest, of each newly-raised fund under management. We have established three long-term equity based incentive plans based on these considerations.

Employee Stock Ownership and 401(k) Plans

We have established the American Capital Strategies, Ltd. Employee Stock Ownership Plan (the “ESOP”) as an “employee stock ownership plan” within the meaning of Section 4975(e)(7) of the Code, and the American Capital Strategies, Ltd. 401(k) Plan (the “401(k) Plan”) with a cash or deferred arrangement intended to qualify under Section 401(k) of the Code. We maintain the ESOP and 401(k) Plan for the benefit of our employees to enable them to share in our growth and supplement their personal savings and social security. The ESOP provides that participants will receive allocations of our common stock at least equal to 3% of their annual compensation, up to certain statutory maximums. The 401(k) Plan allows participants to make elective deferrals of a portion of their income as contribution to a Section 401(k) profit sharing plan. We do not match or otherwise make contributions to the 401(k) Plan. The NEOs participate in the ESOP and 401(k) Plan on the same basis as all of our other employees.

Employee Stock Option Plans

Under conditions specified in the 1940 Act, business development companies are permitted to issue stock options to their employees. Thus, stock options are another element of our named executive officers’ compensation. We currently maintain the Existing Option Plans, which provide for the grant of incentive stock options and nonqualified stock options. All of our employees are eligible to participate in our Existing Option Plans

We established the Existing Option Plans for the purpose of attracting and retaining executive officers and other key employees, and with respect to the 2006 Stock Option Plan and 2007 Stock Option Plan, non-employee directors. The Committee administers the Existing Option Plans. Each of the Existing Option Plans sets a maximum number of shares that may be granted to any single participant. The Committee uses such criteria as it deems important to determine who will receive awards and the number of options awarded, including the recommendations of senior management. The Committee generally takes into account the scope of an officer’s responsibilities and experience and balances these factors against competitive compensation levels to attract, motivate and retain outstanding officers. The Committee has the authority to set the exercise price for options and to adjust the exercise price following the occurrence of events such as stock splits, dividends, distributions and recapitalizations.

Grants under the Existing Option Plans are made to most employees on a quarterly basis on the recommendation of senior management. The timing of our grants to named executive officers is in symmetry with our grants to employees more generally. In addition, the Committee has awarded options to certain employees (both executive and non-executive) for the achievement of specific performance goals generally related to the exit of investments. From time to time, the Committee has also delegated authority to our CEO to allocate a specified pool of options among other employees by and as of a certain date, to reward the achievement of certain performance goals. New employees may also receive option grants in connection with the commencement of employment. In such cases, our current practice is to award options to new employees on the first trading day of the next month after their respective hire dates. The Committee reviews and approves all option grants and has delegated authority to our executive officers to allocate a specified maximum amount of stock options to new employees, depending on their position, in connection with their commencement of employment. The grant dates of awards under our Existing Option Plans are the Committee approval dates for the respective grants, except with regard to the delegated authority grants, in which case the date of grant is specified in the delegation of authority, but in each such case no earlier than the date the individual is identified to receive a grant and, in the case of new employees, the date of employment commencement.

Options may be exercised during a period of no more ten years following the date of grant. The Committee has the discretion to set the vesting period for options and to permit the acceleration of vesting under certain circumstances. Vesting is automatically accelerated upon the occurrence of specified change of control transactions. Section 61(a) of the 1940 Act imposes certain requirements on our option plans including that the options must expire no later than ten years from grant, the options must not be separately transferable other than by gift, will or intestacy, the exercise price at the date of issuance must not be less than the current market price for the underlying stock, the plan must be approved by a majority of our directors who are not “Interested Persons” and by the stockholders and we must not have a profit-sharing plan as described in the 1940 Act.

Incentive Bonus Plan

As discussed above, we believe that our employee compensation plans must provide an economic interest in us similar to that generally gained by partners and employees of the management company of private equity, mezzanine and hedge funds. We believe that our Existing Option Plans only partially fulfill this objective. First, they do not at present allow option holders to share in the dividends paid on our common stock. This is significant because a substantial component of the total return to our stockholders comes in the form of dividends. However, as noted above, the Committee has suspended adjustments of the strike price of options issued under the Employee Option Plans to reflect dividends paid on our common stock.

In addition, under our asset management strategy, we have expanded our management of assets to assets in externally managed funds in addition to assets that we own. Funding the asset management strategy involves the raising of capital by entities other than us and does not involve the sale of shares of our common stock. However, under the 1940 Act, the number of options that we can have outstanding is limited to no more than 25% of the outstanding shares of our common stock. Therefore, the number of outstanding options may not be sufficient to compensate employees at competitive levels within the industry commensurate with the amount of assets we have under management.

Thus, in order to further align the interests of our employees and our stockholders, to address the fact that our employees are not receiving the benefit of dividends paid on our common stock with respect to their option grants and to reflect the additional assets under management through externally managed funds, we established the Incentive Bonus Plan in 2006. It is an unfunded bonus program exempt from ERISA. Virtually all of our employees are eligible to and do participate in the Incentive Bonus Plan. The Committee determines the dollar amount of each award made to the executive officers under the Incentive Bonus Plan and approves an aggregate amount of awards made to other employees. Awards are based on competitive market conditions for each category of employee, level of responsibility, the performance of each employee, as well as our performance. Awards under the Incentive Bonus Plan are used to attract, motivate and retain outstanding employees.

There are two types of awards under the Incentive Bonus Plan. Most of the awards are longer-term awards (“Bonus Awards”), in which all of our employees are eligible to participate. In addition, our executive officers can receive cash awards, which form part of the quarterly and annual target cash bonuses for our executive officers, which are described above (“Target Awards”).

Bonus Awards. We established a trust fund to fund the payment of the Bonus Awards under the Incentive Bonus Plan (the “Trust”). The trustee of the Trust is Citicorp Institutional Trust Company. We make contributions of cash to the Trust based on the cash Bonus Awards approved by the Committee. Pursuant to the terms of the trust agreement, we instruct the trustee, subject to its fiduciary duty, to invest this cash and any other cash generated by trust assets in money market securities for short-term investment purposes and in shares of our common stock for long-term investment purposes, which are purchased on the open market. Shares of our common stock held in the Trust are enrolled in our dividend reinvestment plan and dividends paid on these shares are reinvested in our common stock.

Each participant has an account under the plan, which is allocated a hypothetical, or notional, number of shares of our common stock, generally based on the amount of each participant’s cash awards divided by the average open-market purchase price for the common stock purchased by the Trust in connection with the respective awards. Once these notional shares are allocated to a participant’s account, the Bonus Awards are tied directly to the interests of our stockholders as the value of the award is directly related to the market price of our common stock. Moreover, as dividends are paid on our common stock, the notional value of the dividends attributable to the notional number of shares in the participant’s account is credited to the account, in the form of additional notional shares. Thus, the participant receives a benefit from dividends, something not currently possible under the Existing Option Plans, further aligning the interests of plan participants with those of our stockholders.

Each participant vests in Bonus Awards in accordance with a vesting schedule specified by the Committee. Vesting is generally based on continued employment, plus, for executive officers, the satisfaction of Performance Goals, as described below. The vesting schedule for prior Bonus Awards has varied from two to six years, although it is expected that the vesting schedule for future awards will generally be five to six years. In addition, vesting generally accelerates upon a participant’s termination of employment as a result of death or disability, or upon the occurrence of a change of control.

Participants are eligible to receive distributions of the vested portions of Bonus Awards immediately upon vesting. All distributions are made directly by the Trust in the form of our common stock. A participant may elect to defer the payment of the vested portions of Bonus Awards to a later distribution date (or distribution dates) allowed by the Committee and as permitted under Section 409A of the Code (but no later than ten years after the date of grant). Notwithstanding any deferral election, the vested portion of a participant’s Incentive Bonus Plan account will generally be paid on the participant’s termination of employment or upon the occurrence of a change of control. A participant is required to satisfy applicable withholding taxes upon vesting and distribution dates.

Target Awards and Performance Goals. As discussed above, Target Awards are made to executive officers as part of our quarterly and annual cash bonus awards. Both the Target Awards and the Bonus Awards for executive officers are, at the discretion of the Committee, subject to certain performance measures and a bonus formula (“Performance Goals”). The Performance Goals provide a non-exclusive framework that satisfies standards of Section 162(m) of the Code, which is discussed below under “Impact of Regulatory Requirements.” Under this aspect of the Incentive Bonus Plan, the Committee designates Performance Goals, which they select from the following metrics: sales, return on equity, revenue, net operating income, net income, book value per share, dividend characterization, return on assets, cash flow, equity or investment growth, gross amount invested, regulatory compliance (including compliance goals relating to the Sarbanes-Oxley Act of 2002), satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet objectives, implementation or completion of one or more projects or transactions, intradepartmental or intra-office performance or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such Performance Goals may be particular to a participant or the department, branch, subsidiary or other division in which he or she works, or may be based on our performance and/or one or more of its subsidiaries, and may cover such period as may be specified by the Committee. For the full years 2007 and 2008, the Performance Goals include meeting four out of eight of the following measurement standards above certain confidential levels: (1) gross new investments, (2) gross revenue, (3) net operating income, (4) net income, (5) net asset value per share, (6) return of capital to stockholders, (7) regulatory compliance and (8) net operating income return on equity in the last twelve months. For the second and third quarters of 2007, the Performance Goals did not include items (6) and (7), and three of the remaining six Performance Goals had to be satisfied.

Personal Benefits and Perquisites

We offer a variety of health, retirement and other benefits to all employees. Our executive officers are eligible to participate in the benefit plans on the same basis as all other employees. These benefit plans include medical, dental, vision, disability and life insurance. In addition, all employees receive qualified transportation benefits. Our executive officers do not receive any personal benefits or perquisites that are not available on a non-discriminatory basis to all employees except that, on occasion when authorized by our CEO, their spouse may accompany them on a business trip at our expense. Our executive officers are taxed when this occurs. The maximum such amount received by an executive officer in 2007 was $3,909.

Employment Agreements

We have entered into employment agreements with each of our named executive officers. The agreements of each of the named executive officers (other than Mr. Wilkus) provide for a one-year term that renews on a daily basis so that there will always be one year remaining until either party gives notice that the automatic renewals are to be discontinued. Mr. Wilkus’ agreement has a two-year term, which on each anniversary renews for an additional year, unless either party has given six months’ advance written notice that the automatic extensions are to cease. The base salary under Mr. Wilkus’ agreement is $530,000 per year; the base salary under the agreements of Messrs. Erickson and Wagner is $400,000 per year; the base salary under Mr. O’Brien’s agreement is $425,000 per year; and the base salary under the agreement of Mr. Winn is $400,000 per year. The Committee has the sole right to increase the base salary during the term of each agreement and for 2008 it set the base salaries for the NEOs as set forth above. The employment agreements provide that Messrs. Wilkus, Erickson and Wagner are entitled to participate in a performance-based target bonus program under which the target bonus for Mr. Wilkus will not be less than 230% of his base salary, the target bonuses for Messrs. Erickson and Wagner will not be less than 175% of their base salary, and the target bonuses for Messrs. O’Brien and Winn will not be less than 150% of their base salary, depending on our portfolio performance and the officer’s performance against certain criteria established by the Committee. Mr. Wilkus is entitled to receive 5% of his bonus regardless of our performance. Each of the employment agreements provides that the named executive officer’s employment with us will be his primary employment and provides for certain payments upon severance, disability, death or change in control, as discussed below under “Severance and Change of Control Payments.” All amounts payable under the employment agreements are lump sum payments by us.

Pension and Retirement Plans

Except for the ESOP and 401(k) Plan, described above, in which all of our employees participate on a non-discriminatory basis, we do not maintain any retirement, pension, defined benefits, supplemental executive retirement (SERP) or similar plans for our named executive officers.

Stock Ownership/Retention Guidelines

We do not have any stock ownership or stock retention guidelines for our employees, other than applicable legal and regulatory requirements.

Impact of Regulatory Requirements

Although we do not have a formal policy in place, in order to preserve flexibility with respect to the design of our compensation programs, we endeavor to minimize the amount of our taxes and our employees’ taxes to maximize the return to our stockholders and employees. For example, Section 162(m) of the Code generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to the company’s chief executive officer and any other executive officer required to be reported to its stockholders under the Exchange Act by reason of such executive officer being one of the four most highly compensated executive officers. However, qualifying performance-based compensation is not subject to the deduction limitation if certain requirements are met. We have structured portions of the Bonus Awards and Target Awards under the Incentive Bonus Plan for the NEOs to qualify as performance-based compensation under Section 162(m) of the Code, as described above.

Additionally, we consider the tax implications of Section 409A of the Code. Section 409A of the Code provides for certain requirements that a plan that provides for the deferral of compensation must meet, including requirements relating to when payments under such a plan may be made, acceleration of benefits, and the timing of elections under such a plan. Failure to satisfy these requirements will generally lead to an acceleration of timing of inclusion in income of deferred compensation, as well as certain penalties and interest.

Conclusion

We believe that our compensation programs have been appropriately designed to attract, retain and motivate our employees, including our senior management, improve our financial performance, grow the company and align the interests of our senior management with the long-term interests of our stockholders. We believe that our stellar financial performance since going public in 1997 is due in part to the effectiveness of our compensation programs for all of our employees, and particularly our senior management.

REPORT OF THE COMPENSATION AND CORPORATE GOVERNANCE COMMITTEE

Our Compensation and Corporate Governance Committee reviewed and discussed with our management the “Compensation Discussion and Analysis” contained in this proxy statement. Based on that review and discussions, our compensation committee recommends to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.

By the Compensation and Corporate Governance Committee:
Phil R. Harper, Chairman
Stan Lundine
Alvin N. Puryear

SUMMARY COMPENSATION TABLE

The following table provides information concerning the compensation of the NEOs earned during our most recently completed fiscal year. In the column “Salary,” we disclose the amount of base salary paid to the NEO during the fiscal year. In the column “Bonus,” we disclose the amount of bonus earned by the NEO during the fiscal year. We disclose the amount of the NEO’s Bonus Awards under the Incentive Bonus Plan in the column “Stock Awards,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant’s account. See “Incentive Bonus Plan” under “Compensation Discussion and Analysis,” above.

In the columns “Stock Awards” and “Option Awards” we disclose the expenses associated with the award measured in dollars and calculated in accordance with FAS 123(R), as required by SEC regulations. For amounts under the column “Stock Awards,” the FAS 123(R) fair value per share is equal to the average purchase price of the common stock purchased by the Trust in respect of all Bonus Awards granted on the same date. For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2007. We recognize the portion of the expense recognized for 2007 but without reduction for assumed forfeitures (as we do for financial reporting purposes).

The amounts shown in the Summary Compensation Table also include a ratable portion of each grant we made in prior years to the extent the vesting period fell in the most recently completed fiscal year. The amount of the NEO’s performance-based Target Award earned during the fiscal year under our Incentive Bonus Plan is disclosed in the column “Non-Equity Incentive Plan Compensation.” The amount in the column “All Other Compensation” is comprised of our contribution to the ESOP plan, which was capped at $6,750 in 2007 and $6,600 in 2006. The NEOs did not have any perquisites or other personal benefits in excess of the reporting thresholds during the fiscal year.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards(3)(4) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Malon Wilkus	2007	1,495,000	429,813	4,998,881	1,920,639	4,320,187	6,750	13,171,270
Chief Executive Officer, President and Chairman of the Board of Directors	2006	1,150,000	991,875	2,301,428	1,476,916	1,653,125	6,600	7,579,944

John R. Erickson	2007	1,085,000	237,344	3,471,543	1,584,293	2,362,656	6,750	8,747,586
Executive Vice President and Chief Financial Officer	2006	835,000	547,969	1,872,034	1,171,668	913,281	6,600	5,346,552

Ira J. Wagner	2007	1,085,000	237,344	3,471,543	1,584,293	2,362,656	6,750	8,747,586
Executive Vice President and Chief Operating Officer	2006	835,000	547,969	1,872,034	1,171,668	913,281	6,600	5,346,552

Darin R. Winn	2007	905,000	169,687	2,874,807	1,180,499	1,580,313	6,750	6,717,056
Senior Vice President and Regional Managing Director	2006	687,500	367,500	1,617,972	873,795	630,000	6,600	4,183,367

Gordon J. O’Brien	2007	905,000	169,687	2,668,072	1,065,224	1,580,313	6,750	6,395,046
Senior Vice President and Managing Director	2006	725,000	407,812	1,346,850	749,342	679,688	6,600	3,915,292

(1)	Each NEO’s employment agreement sets forth a minimum base salary, as discussed above in “Compensation Discussion and Analysis.”
(2)	Each NEO’s employment agreement sets forth a minimum target bonus amount, as discussed above in “Compensation Discussion and Analysis.”
(3)	Includes amounts earned and deferred.
(4)	In the columns “Stock Awards” and “Option Awards,” we disclose the expenses associated with the award measured in dollars and calculated in accordance with FAS 123(R), as required by SEC regulations. For amounts under the column “Stock Awards,” the FAS 123(R) fair value per share is equal to the average purchase price of the common stock purchased by the Trust in respect of all Bonus Awards granted on the same date. For amounts under the column “Option Awards,” the FAS 123(R) fair value per share is based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2007. We disclose the portion of the expense recognized for 2007 but without reduction for assumed forfeitures (as we do for financial reporting purposes).

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2007

In this table we provide information about each grant of an award made to an NEO in the most recently completed fiscal year under the Existing Option Plans and the Incentive Bonus Plan. The target amounts are the same as the maximum amounts under each of the plans. In each case, the grant date is the same date as the Committee approval date. Amounts disclosed under “Non-Equity Incentive Plan Awards” include the performance-based portion of the Target Awards under the Incentive Bonus Plan and the amounts disclosed under “Equity Incentive Plan Awards” include the performance-based Bonus Awards under the Incentive Bonus Plan. The column “All Other Option Awards” includes grants made under the Existing Option Plans. The exercise price of option awards is the closing price of our common stock on the date of grant.

Amounts included in the “Grant Date Fair Value of Stock and Option Awards” column are valued in accordance with FAS 123(R) without reduction of any assumed forfeitures and are based on certain assumptions that we explain under the heading “Stock Based Compensation” in Item 7 of Management’s Discussion and Analysis in our annual report on Form 10-K for the year ended December 31, 2007; in contrast to how amounts are presented in the Summary Compensation Table, the amounts here are reported without apportioning such amount over the service period, pursuant to SEC regulations.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares or Stock (#)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Malon Wilkus	2/18/2007		4,320,187
	2/1/2007					12,120					574,499
	6/22/2007					89,348					3,418,993
	7/27/2007					117,502					4,790,282
	10/26/2007					93,950					3,802,919
	2/1/2007								67,988	49.37	355,234
	6/22/2007								186,113	43.50	818,854
	7/27/2007								260,759	38.14	1,048,855
	10/26/2007								207,012	42.00	834,457

John R. Erickson	2/18/2007		2,362,656
	2/1/2007					9,560					453,123
	6/22/2007					47,585					1,820,886
	7/27/2007					62,579					2,551,206
	10/26/2007					50,036					2,025,357
	2/1/2007								53,624	49.37	280,183
	6/22/2007								99,120	43.50	436,105
	7/27/2007								138,875	38.14	558,599
	10/26/2007								110,251	42.00	444,417

Ira J. Wagner	2/18/2007		2,362,656
	2/1/2007					9,560					453,123
	6/22/2007					47,585					1,820,886
	7/27/2007					62,579					2,551,206
	10/26/2007					50,036					2,025,357
	2/1/2007								53,624	49.37	280,183
	6/22/2007								99,120	43.50	436,105
	7/27/2007								138,875	38.14	558,599
	10/26/2007								110,251	42.00	444,417

Darin R. Winn	2/18/2007		1,580,313
	2/1/2007					7,934					376,084
	6/22/2007					31,801					1,216,915
	7/27/2007					41,822					1,704,995
	10/26/2007					35,071					1,419,595
	2/1/2007								44,507	49.37	232,547
	6/22/2007								66,243	43.50	291,454
	7/27/2007								92,812	38.14	373,319
	10/26/2007								80,758	42.00	325,532

Gordon J. O'Brien	2/18/2007		1,580,313
	2/1/2007					7,934					376,084
	6/22/2007					31,801					1,216,915
	7/27/2007					44,501					1,795,865
	10/26/2007					37,982					1,537.441
	2/1/2007								44,507	49.37	232,547
	6/22/2007								66,243	43.50	291,454
	7/27/2007								102,552	38.14	412,496
	10/26/2007								93,389	42.00	376,447

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information about unexercised options, both exercisable and unexercisable, under the Existing Option Plans and Bonus Awards under the Incentive Bonus Plan that have not vested for each NEO outstanding as of the end of the last fiscal year. The market value of the Bonus Awards is the market value of the NEO’s bookkeeping account held by the Trust under the Incentive Bonus Plan calculated with a stock price of $32.96, which was the closing price of our common stock as of the last day of the fiscal year.

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Malon Wilkus	54,646			25.00	2/9/2011	498,563	16,432,636
	200,000			26.10	5/9/2011
	80,000			28.87	12/10/2011
	20,000			29.87	5/8/2012
	210,000			29.87	5/8/2012
	22,000			18.73	5/15/2013
	66,000	22,000		24.49	5/15/2013
	22,000			17.72	8/15/2013
	66,000	22,000		22.80	8/15/2013
	14,000			22.96	11/13/2013
	8,000			28.82	7/29/2014
	42,000	14,000		27.35	11/13/2013
	30,960	20,640		31.53	1/29/2014
	90,000	60,000		26.38	4/29/2014
	12,000	8,000		28.82	7/29/2014
	4,800	3,200		30.91	10/28/2014
	8,000			30.91	10/28/2014
	47,333	71,000		35.61	6/20/2015
	47,333	71,000		36.68	10/27/2015
	19,880	79,521		34.51	1/19/2016
	13,597	54,391		34.11	5/11/2016
	13,597	54,391		34.66	7/27/2016
	13,597	54,391		42.81	10/26/2016
		67,988		49.37	2/1/2017
		186,113		43.50	6/22/2017
		260,759		38.14	7/27/2017
		207,012		42.00	10/26/2017

John R. Erickson	2,000			28.82	7/29/2014	314,451	10,364,305
	2,000			30.91	10/28/2014
	18,667	56,000		35.61	6/20/2015
	18,667	56,000		36.68	10/27/2015
		62,721		34.51	1/19/2016
		42,900		34.11	5/11/2016
	10,724	42,900		34.66	7/27/2016
	10,724	42,900		42.81	10/26/2016
		53,624		49.37	2/1/2017
		99,120		43.50	6/22/2017
		138,875		38.14	2/27/2017
		110,251		42.00	10/26/2017
	18,000	18,000		22.80	8/15/2013
	18,000	18,000		24.49	5/15/2013
	10,000	10,000		27.35	11/13/2013
	8,600	17,200		31.53	1/29/2014
	2,600	5,200		28.82	7/29/2014
	1,200	2,400		30.91	10/28/2014
	24,400	48,800		26.38	4/29/2014

	Option Awards					Stock Awards(1)
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)(3)	Market Value of Shares of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares that Have Not Vested ($)
Ira J. Wagner		18,000		24.49	5/15/2013	314,451	10,364,305
		18,000		22.80	8/15/2013
		10,000		27.35	11/13/2013
		17,200		31.53	1/29/2014
		48,800		26.38	4/29/2014
		5,200		28.82	7/29/2014
		2,400		30.91	10/28/2014
		56,000		35.61	6/20/2015
		56,000		36.68	10/27/2015
		62,721		34.51	1/19/2016
		42,900		34.11	5/11/2016
		42,900		34.66	7/27/2016
	10,724	42,900		42.81	10/26/2016
		53,624		49.37	2/1/2017
		99,120		43.50	6/22/2017
		138,875		38.14	7/27/2017
		110,251		42.00	10/26/2017

Darin R. Winn	11,000	11,000		24.49	5/15/2013	249,083	8,209,776
	11,000			17.72	8/15/2013
	33,000	11,000		22.80	8/15/2013
	5,000			19.92	8/28/2013
	15,000	5,000		25.00	8/28/2013
	5,160			22.96	11/13/2013
	15,480	5,160		27.35	11/13/2013
	15,480	10,320		31.53	1/29/2014
	36,000	24,000		26.38	4/29/2014
	4,000			28.82	7/29/2014
	9,000	6,000		28.82	7/29/2014
	4,000			30.91	10/28/2014
	2,400	1,600		30.91	10/28/2014
	56,018	84,028		35.61	6/20/2015
	25,333	38,000		36.68	10/27/2015
	9,086	13,631		37.96	11/3/2015
	10,640	42,561		34.51	1/19/2016
	3,835	15,342		34.80	1/26/2016
	8,901	35,606		34.11	5/11/2016
	6,328	25,314		33.01	6/16/2016
	8,901	35,606		34.66	7/27/2016
	8,901	35,606		42.81	10/26/2016
	3,193	12,776		44.97	12/15/2016
		44,507		49.37	2/1/2017
		66,243		43.50	6/22/2017
		92,812		38.14	7/27/2017
		80,758		42.00	10/26/2017

Gordon J. O'Brien	10,000	10,000		24.49	5/15/2013	244,046	8,043,756
	10,000	10,000		22.80	8/15/2013
	5,000	5,000		25.00	8/28/2013
	5,160	5,160		27.35	11/13/2013
	15,480	10,320		31.53	1/29/2014
	2,400	1,600		28.82	7/29/2014
	2,266			28.82	7/29/2014
	12,480	24,000		26.38	4/29/2014
	2,400	1,600		30.91	10/28/2014
	2,666			30.91	10/28/2014
	26,268	39.402		35.61	6/20/2015
	25,333	38,000		36.68	10/27/2015
	9,541	42,561		34.51	1/19/2016
	13,407	53,632		34.80	1/26/2016
		35,606		34.11	5/11/2016
	8,901	35,606		34.66	7/27/2016
	8,901	35,606		42.81	10/26/2016
	8,082	32,330		44.97	12/15/2016
		44,507		49.37	2//1/2017
		66,243		43.50	6/22/2017
		102,552		38.14	7/27/2017
		93,389		42.00	10/26/2017

(1)	We disclose the amount of the NEO’s Bonus Awards under the Incentive Bonus Plan in the column “Stock Award,” although the NEOs do not receive stock from us; rather, we make cash contributions to the Trust, which purchases shares of our common stock on the open market. The shares are allocated to each participant’s account. See “Incentive Bonus Plan” under “Compensation Discussion and Analysis,” above.

(2)	Vesting dates of unvested option awards are as follows:

Mr. Wilkus –19,880 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 10,320 on 1/29/2008, and 1/29/2009; 30,000 on 4/29/2008, and 4/29/2009; 13,598 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 22,000 on 5/15/2008 and 8/15/2008; 23,667 on 6/20/2008, 10/27/2008, 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 4,000 on 7/29/2008, and 7/29/2009; 1,600 on 10/28/2008 and 10/28/2009; 14,000 on 11/13/2008; 37,223 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 65,749 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 55,000 on 10/26/2008, 10/26/2009, 10/26/2010, and 10/26/2011; 52,152 on 7/27/2012; 41,403 on 10/26/2012.

Mr. Erickson – 15,680 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 8,600 on 1/29/2008, and 1/29/2009; 24,400 on 4/29/2008, and 4/29/2009; 10,725 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 18,000 on 5/15/2008 and 8/15/2008; 18,667 on 6/20/2008, 10/27/2008, 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 32,775 on 10/26/2008, 10/26/2009, 10/26/2010 and 10/26/2011; 19,824 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 38,500 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 2,600 on 7/29/2008, and 7/29/2009; 1,200 on 10/28/2008 and 10/28/2009; and 10,000 on 11/13/2008; 27,775 on 7/27/2012; 22,051 on 10/26/2012.

Mr. Wagner – 15,680 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 8,600 on 1/29/2008, and 1/29/2009; 24,400 on 4/29/2008, and 4/29/2009; 10,725 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 18,000 on 5/15/2008 and 8/15/2008; 18,667 on 6/20/2008, 10/27/2008, 6/20/2009, 10/27/2009, 6/20/2010, and 10/27/2010; 32,775 on 10/26/2008, 10/26/2009, 10/26/2010, and 10/26/2011; 19,824 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 38,500 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 2,600 on 7/29/2008, and 7/29/2009; 1,200 on 10/28/2008 and 10/28/2009; and 10,000 on 11/13/2008; 27,775 on 7/27/2012; 22,051 on 10/26/2012.

Mr. Winn – 10,640 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 3,835 on 1/26/2008, 1/26/2009, 1/26/2010, and 1/26/2011; 5,160 on 1/29/2008 11/13/2008 and 1/29/2009; 12,000 on 4/29/2008, and 4/29/2009; 8,901 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 11,000 on 5/15/2008 and 8/15/2008; 6,328 on 6/16/2008, 6/16/2009, 6/16/2010, and 6/16/2011; 12,667 on 10/27/2008, 10/27/2009 and 10/27/2010; 28,009 on 6/20/2008, 6/20/2009 and 6/20/2010; 13,249 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, and 6/22/2012; 27,464 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 3,000 on 7/29/2008, and 7/29/2009; 5,000 on 8/28/2008; 800 on 10/28/2008 and 10/28/2009; 25,053 on 10/26/2008, 10/26/2009, 10/26/2010, and 10/26/2011; 4,544 on 11/3/2008, 11/3/2009, and 11/3/2010; 3,194 on 12/15/2008, 12/15/2009, 12/15/2010, and 12/15/2011; 18,562 on 7/27/2012; 16,155 on 10/26/2012.

Mr. O’Brien – 10,640 on 1/19/2008, 1/19/2009, 1/19/2010, and 1/19/2011; 13,408 on 1/26/2008, 1/26/2009, 1/26/2010, and 1/26/2011; 5,160 on 1/29/2008, 11/13/2008 and 1/29/2009; 12,000 on 4/29/2008, and 4/29/2009; 8,901 on 2/1/2008, 5/11/2008, 2/1/2009, 5/11/2009, 2/1/2010, 5/11/2010, 2/1/2011, 5/11/2011, and 2/1/2012; 10,000 on 5/15/2008 and 8/15/2008; 12,667 on 10/27/2008, 10/27/2009 and 10/27/2010; 13,134 on 6/20/2008, 6/20/2009 and 6/20/2010; 800 on 7/29/2008, 10/28/2008,7/29/2009, and 10/28/2009; 5,000 on 8/28/2008; 13,249 on 6/22/2008, 6/22/2009, 6/22/2010, 6/22/2011, 6/22/2012; 29,412 on 7/27/2008, 7/27/2009, 7/27/2010, and 7/27/2011; 27,579 on 10/26/2008, 10/26/2009, 10/26/2010, 10/26/2011; 8,082 on 12/15/2008, 12/15/2009, 12/15/2010, and 12/15/2011; 20,510 on 7/27/2012; 18,680 on 10/26/2012.

(3)	Vesting dates of unvested shares of stock purchased by the Trust under the Incentive Bonus Plan are as follows:

Mr. Wilkus – 2,155.26 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013.; 22,444.57 on 1/19/2008, 1/19/2009, and 1/19/2010; 47,837.06 on 5/10/2008; 18,273.68 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 2,642.30 on 7/27/2008; 24,031.90 on 8/27/2008; 2,449.46 on 10/26/2008; 18,789.91 on 11/26/2008; 15,989.05 on 5/10/2009; 26,674.20 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 21,239.38 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 7,845.18 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Erickson – 1,699.91 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 14,853.77 on 1/19/2008, 1/19/2009, and 1/19/2010; 41,807.16 on 5/10/2008; 9,732.19 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 2,084.06 on 7/27/2008; 12,798.90 on 8/27/2008; 1,931.96 on 10/26/2008; 10,007.12 on 11/26/2008; 16,548.39 on 5/10/2009; 14,882.95 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 11,939.08 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 6,187.79 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Wagner – 1,699.91 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 14,853.77 on 1/19/2008, 1/19/2009, and 1/19/2010; 41,807.16 on 5/10/2008; 9,732.19 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 2,084.06 on 7/27/2008; 12,798.90 on 8/27/2008; 1,931.96 on 10/26/2008; 10,007.12 on 11/26/2008; 16,548.39 on 5/10/2009; 14,882.95 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 11,939.08 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 6,187.79 on 5/10/2010, 5/10/2011, and 5/10/2012.

Mr. Winn – 530.07 on 1/15/2008, 12/15/2008, 12/15/2009, 12/15/2010, 12/15/2011, and 12/15/2012; 1,410.90 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 9,880.49 on 1/19/2008, 1/19/2009, and 1/19/2010; 35,580 on 5/10/2008; 1,407.70 on 6/16/2008, 6/16/2009, 6/16/2010, 6/16/2011, and 6/16/2012; 6,504.11 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 1,729.73 on 7/27/2008; 8,553.62 on 8/27/2008; 1,603.49 on 10/26/2008; 7,014.10 on 11/26/2008; 17,920.83 on 5/10/2009; 8,617.60 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012; 9,274.41 on 5/10/2010; 10,283.35 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 5,478.16 on 5/10/2011, and 5/10/2012.

Mr. O’Brien – 1,341.43 on 1/15/2008, 12/15/2008, 12/15/2009, 12/15/2010, 12/15/2011, and 12/15/2012; 1,410.90 on 2/28/2008, 1/31/2009, 1/31/2010, 1/31/2011, 1/31/2012, and 1/31/2013; 11,054.56 on 1/19/2008, 1/19/2009, and 1/19/2010; 27,774.61 on 5/10/2008; 6,504.11 on 7/21/2008, 6/21/2009, 6/21/2010, 6/21/2011, and 6/21/2012; 1,729.73 on 7/27/2008; 9,009.50 on 8/27/2008; 1,603.49 on 10/26/2008; 7,596.37 on 11/26/2008; 7,721.35 on 5/10/2010, 5/10/2011, and 5/10/2012; 11,213.64 on 5/10/2009; 10,739.23 on 7/27/2009, 7/27/2010, 7/27/2011, and 7/27/2012; 9,199.86 on 10/26/2009, 10/26/2010, 10/26/2011, and 10/26/2012

OPTION EXERCISES AND STOCK VESTED

The following table provides information relating to exercises of stock options during the last fiscal year on an aggregated basis. The amounts under the “Value Realized on Exercise” column were calculated by multiplying the number of shares times the difference between the market price of the underlying common stock at exercise and the exercise price of the option award.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Malon Wilkus	—	—	75,373	3,466,514
John R. Erickson	49,247	595,518	60,677	2,784,499
Ira J. Wagner	161,263	2,098,352	58,834	2,700,148
Darin R. Winn	—	—	50,201	2,298,504
Gordon J. O’Brien	10,000	145,020	42,162	1,932,186

SEVERANCE AND CHANGE OF CONTROL PAYMENTS

Employment Agreements

Each of the employment agreements we have entered into with our executive officers contain provisions for payments upon certain events as follows:

Disability.

•	continuation of the officer’s base salary for one year (two years in the case of Mr. Wilkus) reduced by the amount of any long-term disability payments received by him during this period;

•	target bonus for the year in which the officer’s employment is terminated following a disability based on the highest target bonus that could have been earned in that year by him;

•

an additional bonus payment during the one-year salary continuation period (two years in the case of Mr. Wilkus) equal to the highest target bonus that could have been earned by him during the year in which the disability termination occurred; and

•	insurance and other employee benefits during the base salary continuation period following a disability.

Termination by us other than for Misconduct.

•	continuation of base salary, target bonus and insurance benefits for a specified period; and

•	payment of a prorated target bonus for the year of termination computed at the highest target bonus that could have been earned in the year of termination.

In the case of Mr. Wilkus, the continuation period is two years, in the case of Messrs. Erickson and Wagner, the period is 18 months, and in the case of Messrs. O’Brien and Winn, the period is 12 months. During the continuation period, the base salary will be continued at the highest rate in effect in the 24 months preceding termination. The target bonus paid during the continuation period would be the higher of the highest target bonus that could have been earned in the year of termination and the highest target bonus that was actually paid to him in the three years preceding termination.

Change of Control.

A “Change of Control” is defined in each of the employment agreements as the occurrence of any of the following events: (i) any person or group of persons (as defined in Section 13(d) and 14(d) of the Exchange Act) together with its affiliates, excluding employee benefit plans of the company, becomes, directly or indirectly, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the company representing 25% or more of the combined voting power of the company’s then outstanding securities; (ii) the stockholders of the company approve a merger or consolidation of the company with any other corporation or entity regardless of which entity is the survivor, other than a merger or consolidation that would result in the voting securities of the company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of the company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the stockholders of the company approve a place of complete liquidation or winding-up of the company or an agreement for the sale or disposition by the company of all or substantially all of the company’s assets.

In the event of a termination of a named executive officer (other than Mr. Wilkus) by us other than for misconduct in the three months preceding or 18 months following a Change of Control of us,

•

the salary and bonus continuation periods noted above would generally be lengthened. In the case of Messrs. Erickson and Wagner, the period would be two years and in the case of Messrs. O’Brien and Winn the period would be 18 months; and

•

if following a Change of Control “good reason” exists, a named executive officer (other than Mr. Wilkus) may terminate his employment and receive the same severance benefits as if he had been terminated other than for misconduct by us. “Good Reason” is defined in the employment agreements as any of the following: (1) without the executive’s express written consent, a material adverse alteration in the nature or status of the executive’s position, location of employment, functions, duties or responsibilities with the company; (2) a material breach by us of any material provision of the employment agreement; (3) any purported termination by the company of the executive’s employment not in accordance with the provisions of the employment agreement; (4) the amendment, modification or repeal of any provision of our charter documents if such amendment, modification or repeal would materially adversely affect the executive’s rights to indemnification by us; or (5) the occurrence of a Change of Control, provided that the executive declares such as Good Reason within the 3 months preceding or the 18 months following the Change of Control.

Mr. Wilkus has the right to declare that Good Reason exists regardless of whether a Change of Control has occurred, terminate his employment and receive the salary, target bonus and benefits described above for a termination by us other than for misconduct. In the event of a Change of Control, Mr. Wilkus may terminate his employment (regardless of whether good reason exists) and receive the salary, target bonus and benefits described above for three years.

Death.

If any NEO dies during the term of his employment agreement, his estate will be entitled to receive:

•	his target bonus for the year in which the death occurs, prorated through the date of death based on the highest target bonus that could have been earned in that year; and

•	a continuation of health benefits for a period equal to two months multiplied by the number of full years (up to nine) during which he was employed by us.

In addition, each of the employments agreements contains a non-competition provision that prevents the executive officer, without the prior written consent of our Board of Directors, from being involved as an officer, employee, partner, stockholder, consultant or otherwise with (A) any person that competes with us or provides or proposes to provide services or investments to a current client of us or (B) any of our potential customers with whom we have discussed a relationship in the 12 months prior to such executive officer’s termination date. The non-competition period (the “Restricted Period”) lasts for two years from the termination date if the company terminates the executive officer’s employment for other than “misconduct” or disability or if the executive officer terminates employment for “good reason” or one year if the executive officer’s employment is otherwise terminated. Each of the employment agreements also contains a provision preventing the executive officer from soliciting any of our employees or interfering in a similar manner with our business during the Restricted Period.

Stock Option and Stock Plans

Under the terms of the Employee Option Plans, a participant’s options vest in full upon a change of control of us. Under the Incentive Bonus Plan, notwithstanding a participant’s election to defer payments of a vested bonus award, the vested portion of a participant’s bonus account(s) will generally be paid upon the occurrence of a change of control.

The following table summarizes the estimated payments to be made under the employment agreement for each NEO (discussed above) at, following, or in connection with any termination of employment, including by resignation, retirement, disability, or a change in control. Under each employment agreement, the NEO is not entitled to any amount if such NEO’s termination was for misconduct by the NEO. In accordance with SEC regulations, the following table does not include any amount to be provided to a named executive officer under any arrangement that does not discriminate in scope, terms or operation in favor of the named executive officer and that are available generally to all salaried employees. Also, the following table does not duplicate information already provided in the outstanding equity awards at fiscal year-end table, except to the extent that the amount payable to the named executive officer would be enhanced by the termination event. The amounts in the following table are hypothetical and based on SEC regulations. Actual payments will depend on the circumstances and timing of any termination.

In accordance with SEC regulations, for purposes of the quantitative disclosure in the following table, we have assumed that the termination took place on the last business day of our most recently completed fiscal year, and that the price per share of our common stock is the closing market price as of that date, or $32.96.

The information below constitutes forward-looking statements for purposes of the Private Litigation Securities Reform Act of 1995.

Executive Benefits and Payments upon Termination	Termination by Company Without Cause	Termination by Company or Voluntary Termination for Good Reason, each in connection with a Change in Control(4)	Voluntary Termination	Disability	Death
Malon Wilkus
Severance Payment	$2,990,000	$4,485,000	—	—	—
Base Salary	—	—	—	$2,990,000	—
Unused Accrued Vacation Time(1)	$0-$115,000	$0-$115,000	$0-$115,000	$0-$115,000	$0-$115,000
Target Bonus(2)	$14,250,000	$19,000,000	—	$9,500,000	$4,750,000
Insurance Benefits(3)	$37,205	$55,808	—	$37,205	$27,904

TOTAL:	$17,392,205	$23,655,808	$115,000	$12,642,205	$4,892,904

John R. Erickson
Severance Payment	$1,627,500	$2,170,000	—	—	—
Base Salary	—	—		$1,085,000	—
Unused Accrued Vacation Time	$0-$83,462	$0-$83,462	$0-$83,462	$0-$83,462	$0-$83,462
Target Bonus	$6,500,000	$7,800,000	—	$2,600,000	$2,600,000
Insurance Benefits	$27,904	$37,205	—	$18,603	$27,904

TOTAL:	$8,238,865	$10,090,667	$83,462	$3,787,064	$2,711,365

Ira J. Wagner
Severance Payment	$1,627,500	$2,170,000	—	—	—
Base Salary	—	—		$1,085,000	—
Unused Accrued Vacation Time	$0-$83,462	$0-$83,462	$0-$83,462	$0-$83,462	$0-$83,462
Target Bonus	$6,500,000	$7,800,000	—	$2,600,000	$2,600,000
Insurance Benefits	$27,904	$37,205	—	$18,603	$27,904

TOTAL:	$8,238,865	$10,090,667	$83,462	$3,787,064	$2,711,365

Darin R. Winn
Severance Payment	$905,000	$1,357,500	—	—	—
Base Salary	—	—	—	$905,000	—
Unused Accrued Vacation Time	$0-$69,615	$0-$69,615	$0-$69,615	$0-$69,615	$0-$69,615
Target Bonus	$1,750,000	$2,625,000	—	$1,750,000	$1,750,000
Insurance Benefits	$18,603	$27,904	—	$18,603	$27,904

TOTAL:	$2,743,218	$4,080,019	$69,615	$2,743,218	$1,847,519

Executive Benefits and Payments upon Termination	Termination by Company Without Cause	Termination by Company or Voluntary Termination for Good Reason, each in connection with a Change in Control(4)	Voluntary Termination	Disability	Death
Gordon J. O’Brien
Severance Payment	$905,000	$1,357,500	—	—	—
Base Salary	—	—	—	$905,000	—
Unused Accrued Vacation Time	$0-$69,615	$0-$69,615	$0-$69,615	$0-$69,615	$0-$69,615
Target Bonus	$1,750,000	$2,625,000	—	$1,750,000	$1,750,500
Insurance Benefits	$18,603	$27,904	—	$18,603	$27,904

TOTAL:	$2,743,218	$4,080,019	$69,615	$2,743,218	$1,847,519

(1)	Unused Accrued Vacation Time for each NEO is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(2)	Amounts in the rows titled “Target Bonus” have been calculated assuming no other payments have been made to the NEO as of December 31, 2007, for the current year.
(3)	Insurance Benefits are based on the December 2007 monthly payment for Health, Dental, Vision, Life and Disability coverage for each NEO.
(4)	As discussed above in “Compensation Discussion and Analysis,” Mr. Wilkus has the right under his employment agreement to declare that good reason exists regardless of whether a change of control has occurred in certain circumstances.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March [ ], 2008 (unless otherwise indicated), the beneficial ownership of each current director, each nominee for director, each of our named executive officers, our executive officers and directors as a group and each stockholder known to management to own beneficially more than 5% of the outstanding shares of our common stock. Unless otherwise indicated, we believe that the beneficial owner set forth in the table has sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Class	Dollar Range of Equity Securities Beneficially Owned(2)(3)
Beneficial Owners of more than 5%:
None	—		—	N/A
Directors and Named Executive Officers:
Malon Wilkus	(4	)(5)(8)(9)%
John R. Erickson	(4	)(10)	*
Ira J. Wagner	(4)		*
Gordon J. O’Brien	(4)		*

Darin R. Winn	(4)		*
Mary C. Baskin	(6	)(7)	*
Neil M. Hahl	(6)		*
Philip R. Harper	(6)		*
John A. Koskinen	—		*
Stan Lundine	(6)		*
Kenneth D. Peterson, Jr.	(6	)(11)	*
Alvin N. Puryear	(6)		*
Directors and Executive Officers as a group (15 persons)			%

*	Less than one percent.
(1)	Pursuant to the rules of the SEC, shares of our common stock subject to options held by our directors and named executive officers that are exercisable within 60 days of March [ ], 2008, are deemed outstanding for the purposes of computing such director’s or executive officer’s beneficial ownership.
(2)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(3)	The dollar range of our equity securities beneficially owned is calculated by multiplying the closing price of our common stock as reported on The NASDAQ Global Select Market as of March [ ], 2008, times the number of shares or options beneficially owned and, as appropriate, deducting the strike price of options included in such amount.
(4)	Includes shares allocated to the account of each executive officer as a participant in our ESOP over which each has voting power under the terms of the ESOP and vested shares allocated to the account of each executive officer as a participant in our Incentive Bonus Plan (“IBP”), each as of March [ ], 2008, and the following shares issuable upon the exercise of options that are exercisable within 60 days of March [ ], 2008: Mr. Wilkus has [ ] shares in the ESOP, [ ] shares in the IBP and [ ] shares issuable upon the exercise of options; Mr. Erickson has [ ] shares in the ESOP, [ ] shares in the IBP and [ ] shares issuable upon the exercise of options; Mr. Wagner has [ ] shares in the ESOP, [ ] shares in the IBP and [ ] shares issuable upon the exercise of options; Mr. O’Brien has [ ] shares in the ESOP, [ ] shares in the IBP and [ ] shares issuable upon the exercise of options; and Mr. Winn has [ ] shares in the ESOP, [ ] shares in the IBP and [ ] shares issuable upon the exercise of options.
(5)	Includes the equivalent number of shares held as units in our 401(k) profit sharing plan of which the named executive officer is the beneficial owner. Mr. Wilkus has the equivalent of [ ] shares. The 401(k) plan is part of the ESOP, and such units are in addition to shares held in the ESOP stock account of the named individual.
(6)	Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of March [ ], 2008. Ms. Baskin, Messrs. Hahl, Harper, Koskinen, Lundine and Peterson, and Dr. Puryear have [ ], [ ], [ ], [ ], [ ], [ ] and [ ] such shares, respectively.
(7)	Includes [ ] shares that are owned by Ms. Baskin’s husband.
(8)	Includes [ ] shares that are owned by Mr. Wilkus’ wife.
(9)	Includes [ ] shares that are pledged as collateral for loans and [ ] held in a margin account, although nothing is currently owed on such account.
(10)	Includes [ ] shares held in a margin account, although nothing is currently owed on such account.
(11)	All of the shares are held in a margin account. Includes [ ] shares that are owned by Mr. Peterson’s wife. Mr. Peterson disclaims beneficial ownership of such shares.

COMPANY AND STOCKHOLDER COMMUNICATIONS

Investor and Public Relations. The Board of Directors is of the view that management is primarily responsible for all communications on behalf of American Capital with stockholders and the public at large. We employ a Senior Vice President, Finance whose primary responsibilities and those of certain members of his staff include investor and stockholder relations.

Stockholder Communication with Directors. Stockholders who wish to communicate with the Board of Directors or with a particular director may send a letter to our Secretary at American Capital Strategies, Ltd., 2 Bethesda Metro Center, 14th Floor, Bethesda, MD 20814. Any communication should clearly specify that it is intended to be made to the entire Board of Directors or to one or more particular director(s). Under this process, our Secretary reviews all such correspondence and will forward to the Board of Directors a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board of Directors or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by American Capital that is addressed to members of the Board of Directors and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the chairman of the Audit and Compliance Committee and handled in accordance with procedures established by the Audit and Compliance Committee with respect to such matters. A copy of the Audit and Compliance Committee’s procedures for the submission and handling of complaints or concerns regarding accounting, internal accounting controls or auditing matters is included in our Code of Ethics and Conduct (the “Code of Ethics”), which is published in the Investor Relations section of our web site at www.AmericanCapital.com.

Stockholder proposals or nominees for the Board of Directors must be made in accordance with the procedures set forth in our Bylaws and described in “Proposals of Stockholders” below, and not the procedures set forth in the preceding paragraph.

CODE OF ETHICS AND CONDUCT

We have adopted the Code of Ethics, which requires our directors and employees (including our Chief Executive Officer, Chief Financial Officer and principal accounting officer) to abide by high standards of business conduct and ethics. The Code of Ethics is available in the Investor Relations section of our web site at www.AmericanCapital.com. We intend to post amendments to or waivers from the Code of Ethics (to the extent applicable to our Chief Executive Officer, Chief Financial Officer and principal accounting officer) at that location on its web site. The Code of Ethics was amended by the Board of Directors on July 26, 2007.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. As a BDC, the 1940 Act restricts us from participating in transactions with any persons affiliated with us, including our officers, directors, and employees and any person controlling or under common control with us (“Affiliates”).

In the ordinary course of business, we enter into transactions with portfolio companies that may be considered related party transactions. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the Code of Ethics, which is reviewed and approved by the Board of Directors and provided to all employees, directors and independent contractors, requires that all employees, directors and independent contractors avoid any situations or relationships that involve actual or potential conflicts of interest, or perceived conflicts of interest, between an individual’s personal interests and the interests of the company or our portfolio companies. Pursuant to the Code of Ethics, each employee, director, and independent contractor must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to their supervisor or the Chief Compliance Officer. If a conflict is determined to exist, the employee, director or independent contractor must disengage from the conflict situation or terminate his or her employment with us. Our CEO, CFO, principal accounting officer (currently the Vice President, Financial and Accounting Reporting), Controller and certain other persons who may be designated by the Board of Directors or its Audit Committee (collectively, the Financial Executives) must consult with our Chief Compliance Officer with respect to any proposed actions or arrangements that are not clearly consistent with the Code of Ethics. In the event that a Financial Executive wishes to engage in a proposed action or arrangement that is not consistent with the Code of Ethics, the Financial Executive must obtain a waiver of the relevant Code of Ethics provisions in advance from our Audit Committee.

Loan Transactions. We previously entered into a series of loan transactions with certain of our executive officers pertaining to the exercise of options under certain of our Existing Option Plans. None of the loan transactions were entered into in 2007. Only the loans to Mr. Wilkus are still outstanding. Mr. Wilkus entered into Option Exercise Agreements with the Company as of June 7, 1999, March 2, 2001, March 7, 2001, and December 12, 2001, providing for such loans and pertaining to the exercise of options to purchase 117,428, 50,000, 50,000 and 108,200 shares of our common stock, respectively. In each case, we loaned Mr. Wilkus the full option exercise price, which ranged from $15.00 to $22.875 per share of our common stock, plus additional sums for the payment of taxes associated with the exercise of the options. The total amounts loaned to Mr. Wilkus were $6,891,467. Each loan provides for the quarterly payment of interest with the full principal amount due at maturity, which is nine years from the date of each loan. The interest rate charged on the June 1999 loan is 5.27% per annum, the interest rate charged on each of the March 2001 loans is 4.98% per annum and the interest rate charged on the December 2001 loan is 3.91% per annum. Each loan is collateralized by a pledge of the shares of our common stock purchased with the loan. We have full recourse to Mr. Wilkus for all amounts due under his loan. As required by the 1940 Act, each loan must be fully collateralized and will be due 60 days following termination of Mr. Wilkus’ employment with us.

Since the July 30, 2002, enactment of Sarbanes-Oxley Act of 2002, neither American Capital nor any of its subsidiaries has made any loans to any of our executive officers or directors. The only other loans made prior to that date were loans similar to those noted above related to the exercise of options. Under the terms of the Sarbanes-Oxley Act of 2002, the loans to Mr. Wilkus may remain in effect in accordance with their then existing terms and conditions.

USIS. In the ordinary course of business, we purchase background investigatory services from US Investigations Services, Inc. (“USIS”). In 2007, we paid USIS $260,697 for such services. Mr. Harper is the Chairman of the Board of Directors of USIS.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC, The NASDAQ Global Select Market and to us. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater than 10% beneficial owners, we believe that during fiscal 2007 all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied, except that Form 4 reports reflecting the sale of stock pursuant to the Incentive Bonus Plan for Messrs. Wagner and Cline were filed one day late because the Plan Administrator failed to notify us in a timely manner of such sales, Form 4s reflecting the allocation of stock under the Incentive Bonus Plan in two instances were filed about 1  1/2 and 6 months late for each of Messrs. Wilkus, Wagner, Erickson, Flax, Cline, O’Brien, Winn and Graff due to administrative errors, and an additional Form 4 reflecting the allocation of stock under the Incentive Bonus Plan was filed about 4 months late for Mr. Graff due to a similar administrative error.

PROPOSALS OF STOCKHOLDERS

Any proposal intended to be presented for action at the 2009 annual meeting of stockholders by any stockholder must be received by our Secretary not later than [            ], 2008, in order for such proposal to be considered for inclusion in our proxy statement and proxy relating to the 2008 annual meeting of stockholders. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, the proposal will be included in our proxy statement and proxy form relating to such meeting. Such proposals should be submitted by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC in effect at that time.

Nominations for directors made by stockholders must be made by written notice (setting forth the information required by our Bylaws) received by our Secretary at least 120 days in advance of an annual meeting or within 10 days of the date on which notice of a special meeting for the election of directors is first given to stockholders.

METHOD OF COUNTING VOTES

All duly executed proxies will be voted in accordance with the instructions set forth on the back side of the proxy card except that if no choice is specified, shares will be voted FOR the election of all nominees for director. Abstentions, withheld votes and “broker non-votes” will be counted as present for purposes of determining a quorum. Abstentions are treated as votes against Proposals 2 and 6 presented to the stockholders. Abstentions are not counted either “for” or “against” the other proposals presented to the stockholders and withheld votes do not count against the election of directors. A “broker non-vote” occurs when a nominee holding shares on behalf of a beneficial owner has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals. In tabulating the voting results on a particular proposal, shares that constitute broker non-votes are not entitled to vote on that proposal. Thus, broker non-votes will be treated as votes against Proposal 2 and Proposal 6, but will not affect the outcome of the other proposals.

FINANCIAL STATEMENTS AVAILABLE

A copy of our 2007 Annual Report on Form 10-K containing audited financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.

ALONG WITH THIS PROXY STATEMENT, WE WILL PROVIDE TO EACH STOCKHOLDER A COPY (WITHOUT EXHIBITS, UNLESS OTHERWISE REQUESTED) OF OUR ANNUAL REPORT ON FORM 10-K REQUIRED TO BE FILED WITH THE SEC FOR THE YEAR ENDED DECEMBER 31, 2007. COPIES OF THESE DOCUMENTS MAY ALSO BE ACCESSED ELECTRONICALLY BY MEANS OF THE SEC’S HOME PAGE ON THE INTERNET AT HTTP://WWW.SEC.GOV. THE ANNUAL REPORT ON FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

REPURCHASES OF COMMON STOCK

Subject to compliance with the 1940 Act and other applicable law, we may repurchase on the open market or in privately negotiated transactions, our outstanding shares. There is no assurance that such open market purchases will be made and such authorization may be terminated at any time.

OTHER MATTERS

The Board of Directors does not intend to bring other matters before the Annual Meeting except items incident to the conduct of the meeting. However, on all matters properly brought before the meeting by the Board of Directors or others, the persons named as proxies in the accompanying proxy, or their substitutes, will vote in accordance with their best judgment.

EXHIBIT I

PROPOSED

AMERICAN CAPITAL STRATEGIES, LTD.

2008 STOCK OPTION PLAN

1. Definitions

In this Plan, except where the context otherwise indicates, the following definitions apply:

1.1 “Affiliate” means a parent or subsidiary corporation of the Company, as defined in Sections 424(e) and (f) of the Code (but substituting “the Company” for “employer corporation”), including any parent or subsidiary of the Company which becomes such after adoption of the Plan.

1.2 “Agreement” means a written agreement granting an Option that is in such form as the Committee in its discretion shall determine and is executed by the Company and the Optionee.

1.3 “Board” means the Board of Directors of the Company.

1.4. “Cause” has the meaning set forth in Section 7.5.

1.5. “Code” means the Internal Revenue Code of 1986, as amended.

1.6. “Committee” means the committee(s) of the Board appointed by the Board to administer the Plan. Unless otherwise determined by the Board, (a) the Executive Committee of the Board shall be the Committee with respect to participation by and Option grants to Eligible Individuals who are Non-Employee Directors, and (b) the Compensation and Corporate Governance Committee of the Board shall be the Committee with respect to participation by and Option grants to all other Eligible Individuals.

1.7. “Common Stock” means the common stock, par value $.01 per share, of the Company.

1.8. “Company” means American Capital Strategies, Ltd., a Delaware corporation.

1.9. “Date of Exercise” means the date on which the Company receives notice of the exercise of an Option in accordance with the terms of Article 7.

1.10. “Date of Grant” means the date on which an Option is granted under the Plan.

1.11. “Director” means a member of the Board of Directors of the Company.

1.12. “Director Effective Date” means the date on which the Securities and Exchange Commission grants an order approving the Plan as it applies to the participation of Non-Employee Directors.

1.13. “Director Option Shares” has the meaning set forth in Section 5.1.

1.14. “Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

1.15. “Eligible Individual” means any Employee, any person who has been hired to be an Employee or any Director, including any Non-Employee Director.

1.16. “Employee” means any person who the Committee determines to be an employee of the Company or, if permitted by law, an Affiliate.

1.17. “Employee Option Shares” has the meaning set forth in Section 5.1.

1.18. “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows: (a) if the Common Stock is listed on any established exchange or traded on The NASDAQ Global Select Market, the Fair Market

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Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the Date of Grant, as reported in The Wall Street Journal or such other source as the Board deems reliable; or (b) in the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board, but in no event shall be less than the current net asset value of the Common Stock.

1.19. “Incentive Stock Option” means an Option granted under the Plan that qualifies as an incentive stock option under Section 422 of the Code and that the Company designates as such in the Agreement granting the Option.

1.20. “Initial Eligible Director” means any Non-Employee Director who is an Eligible Individual as of the Director Effective Date.

1.21. “1940 Act” means the Investment Company Act of 1940, as amended.

1.22. “Non-Employee Director” means any Director who is not also an Employee.

1.23. “Nonqualified Stock Option” means an Option granted under the Plan that is not an Incentive Stock Option.

1.24. “Option” means an option to purchase Shares granted under the Plan.

1.25. “Option Period” means the period during which an Option may be exercised.

1.26. “Option Price” means the price per Share at which an Option may be exercised, provided, however, that, except as the Option Price may be adjusted to the extent provided in Article 9 hereof (subject to Section 6.4 hereof), the Option Price shall not be less than the Fair Market Value as of the Date of Grant. Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to a “Ten-Percent Stockholder”, the Option Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant.

1.27. “Optionee” means an Eligible Individual to whom an Option has been granted.

1.28. “Plan” means the American Capital Strategies, Ltd. 2008 Stock Option Plan, as such may be amended from time to time.

1.29. “Share” means a share of Common Stock.

1.30. “Ten-Percent Stockholder” means an Optionee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate.

2. Purpose

The Plan is intended to assist the Company and its Affiliates in attracting and retaining Eligible Individuals of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

3. Administration

The Committee shall administer the Plan and shall have plenary authority, in its discretion, to award Options to Eligible Individuals, subject to the provisions of the Plan. The Committee shall have plenary authority and discretion, subject to the provisions of the Plan, to determine the terms (which terms need not be identical) of all Options including, but not limited to, which Eligible Individuals shall be granted Options, the time or times at which Options are granted, the Option Price, the number of Shares subject to an Option, whether an Option shall be an Incentive Stock Option or a Nonqualified Stock Option, any provisions relating to vesting, any circumstances in which Options terminate or Shares may be repurchased by the Company, the period during which Options may be exercised and any other restrictions on Options. In making these determinations, the Committee may take into account the nature of the services rendered by the Optionees, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall have plenary authority to construe and interpret the Plan and the Agreements, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan or the Agreements, including, but not limited to, any determination to accelerate the vesting of outstanding Options. The determinations of the Committee on the matters referred to in this Article 3 shall be binding and final. The Committee may delegate its authority under this Article 3 and the terms of the Plan to the extent it deems desirable and is consistent with the requirements of applicable law.

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4. Eligibility

Options may be granted only to Eligible Individuals and only Employees shall be eligible to receive Incentive Stock Options.

5. Stock Subject to the Plan

5.1. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be issued under the Plan pursuant to Option grants to Eligible Individuals other than Non-Employee Directors is 15,000,000 Shares (the “Employee Option Shares”), and the maximum number of Shares that may be issued under the Plan pursuant to Option grants to Eligible Individuals who are Non-Employee Directors is 750,000 Shares (the “Director Option Shares”).

5.2. If an Option expires or terminates for any reason without having been fully exercised, the unissued Shares which had been subject to such Option shall become available for the grant of additional Options.

6. Options

6.1. Options granted under the Plan shall be either Incentive Stock Options or Nonqualified Stock Options, as designated by the Committee. Each Option granted under the Plan shall be clearly identified either as an Incentive Stock Option or a Nonqualified Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the grant. Options granted to Eligible Individuals shall be subject to the terms and conditions set forth in this Article 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify. All Incentive Stock Options shall comply with the provisions of the Code governing incentive stock options and with all other applicable rules and regulations.

6.2. The Option Period for Options granted to Eligible Individuals shall be determined by the Committee and specifically set forth in the Agreement, provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to an Employee who on the Date of Grant is a Ten-Percent Stockholder) from its Date of Grant.

6.3. Subject to adjustment as provided in Article 9, the maximum number of Shares that may be covered by Options granted to any Eligible Individual who is not a Non-Employee Director during the term of this Plan shall not exceed 1,406,250 Shares, and the maximum number of Shares that may be covered by Options granted to any other Eligible Individual during the term of this Plan shall not exceed 93,750 Shares.

6.4. Notwithstanding anything to the contrary in this Plan, without the approval of the stockholders of the Company, no Option shall be issued in exchange for or as a reissuance of any outstanding Option and the Option Price for any outstanding Option shall not be changed, if the effect of such exchange or change would be to reduce the Option Price for any outstanding Option, except as necessary to reflect the effect of a stock split, stock dividend or similar event.

6.5. Notwithstanding anything to the contrary in this Plan, all grants of Options to Eligible Individuals who are Non-Employee Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with this Article 6. No person shall have any discretion to select which of such Eligible Individuals shall be granted Options or to determine the number of Shares to be covered by Options.

6.6. Each Initial Eligible Director shall be automatically granted an Option to purchase 93,750 Shares on and as of the Director Effective Date. Although such Options will be issued as of the Director Effective Date, such Options shall be deemed to vest over a three-year period commencing on May 19, 2008, with one-third of the total number of Shares subject to each such Option vesting on each of the first three anniversaries following May 19, 2008, provided, that if the Director Effective Date does not occur before any such anniversary, the Shares subject to such Options that would have otherwise vested on such anniversary shall instead vest on the Director Effective Date. The Option Period for such Options shall expire on the later of May 19, 2018 and the three-year anniversary of the Director Effective Date. The Option Price for each Share granted under this Section 6.6 shall be the Fair Market Value on the Director Effective Date.

6.7. Each Non-Employee Director who becomes an Eligible Individual after May 19, 2008, shall be entitled to receive, to the extent that there are Director Option Shares that have not been issued or are not reserved for future issuance upon the exercise of other Options issued to Non-Employee Directors, an Option to purchase 93,750 Shares. Such Option shall be

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issued on the later of the Director Effective Date and the date the person becomes a Non-Employee Director. Although such Options may be issued after the date the person becomes a Non-Employee Director, such Options shall be deemed to vest over a three-year period commencing on the date such person becomes a Non-Employee Director, with one-third of the total number of Shares subject to each such Option vesting on each of the first three anniversaries following the date such person becomes a Non-Employee Director, provided, that if the Director Effective Date does not occur before any such anniversary, the Shares subject to such Options that would have otherwise vested on such anniversary shall instead vest on the Director Effective Date. The Option Period for such Options shall expire on the later of the date such person becomes a Non-Employee Director and the three-year anniversary of the Director Effective Date. The Option Price for each Share granted under this Section 6.6 shall be the Fair Market Value on the later of the Director Effective Date and the date the person becomes a Non-Employee Director.

7. Exercise of Options

7.1. An Option may, subject to the terms of the applicable Agreement under which it is granted, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied by full payment of the Option Price for the Shares with respect to which the Option is exercised as provided in Section 7.2 hereof.

7.2. Payment of the aggregate Option Price for the Shares with respect to which an Option is being exercised shall be made in cash; provided, however, that the Committee, in its sole discretion, may provide in an Agreement that part or all of such payment may be made by the Optionee in one or more of the following manners: (a) by delivery (including constructive delivery) to the Company of Shares valued at Fair Market Value on Date of Exercise (provided that such Shares, if acquired pursuant to an Option granted hereunder or pursuant to any other compensation plan maintained by the Company or any Affiliate, have been held by the participant for at least six months); (b) by delivery on a form prescribed by the Committee of a properly executed exercise notice and irrevocable instructions to a registered securities broker approved by the Committee to sell Shares and promptly deliver cash to the Company; (c) for Options granted to Eligible Individuals other than Non-Employee Directors, by delivery of a promissory note as provided in Section 7.3 hereof; or (d) by surrender to the Company of an Option (or a portion thereof) that has become exercisable and the receipt from the Company upon such surrender, without any payment to the Company (other than required tax withholding amounts), of (x) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus (y) an amount of cash equal to the Fair Market Value of any fractional Share to which the Optionee would be entitled but for the parenthetical in clause (x) above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

7.3. To the extent provided in an Option Agreement and permitted by the 1940 Act and other applicable law, including Section 402 under the Sarbanes-Oxley Act of 2002, the Committee may accept as payment of the Option Price a promissory note executed by the Optionee evidencing his or her obligation to make future cash payment thereof. Promissory notes made pursuant to this Section 7.3 shall be payable upon such terms as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option and shall bear interest at a rate fixed by the Committee.

7.4. Optionees are required to notify the Company in writing within thirty (30) days after the date of any disposition of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years after the Date of Grant or within one year after such shares were transferred to the Optionee, which notice shall state the number of shares sold or transferred, the date the shares were sold or transferred, and the sale price.

7.5. With respect to any Option granted to an Optionee who is a Non-Employee Director:

(a) In the event of death or Disability during the Optionee’s service as a Director, the unexercised portions of each of his or her Options shall immediately become exercisable and may be exercised (by his or her personal representative in the event of such death) for a period of three years following the date of such death or one year following the date of such Disability, but in no event after the respective expiration dates of such Options.

(b) In the event of the termination of such an Optionee’s service as a Director for Cause, the unexercised portions of each of his or her Options shall immediately terminate upon such termination of service as a Director and may not be exercised thereafter, unless otherwise determined by the Committee. The Committee in its sole discretion may determine that an Optionee’s service as a Director was terminated for “Cause,” if it finds that the Optionee willfully violated any of the Company’s policies on ethical business conduct or engaged in any activity or conduct during his or her service as a director which was inimical to the best interests of the Company.

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(c) In the event of such an Optionee’s service as a director is terminated for any reason other than by his or her death or Disability or by the Company for Cause, the unexercised portions of each of his or her Options, to the extent then exercisable, may be exercised within one year immediately following the date of termination, but in no event after the respective expiration dates of such Options.

8. Restrictions on Transfer

Options shall not be transferable other than by will or the laws of descent and distribution. An Option may be exercised during the Optionee’s lifetime only by the Optionee or, in the event of his or her legal disability, by his or her legal representative. The Shares acquired pursuant to the Plan shall be subject to such restrictions and agreements regarding sale, assignment, encumbrances, or other transfers or dispositions thereof (a) as are in effect among the stockholders of the Company at the time such Shares are acquired, (b) as the Committee shall deem appropriate and (c) as are required by applicable law.

9. Capital Adjustments

In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up (or reverse stock split), recapitalization, reclassification, reorganization, reincorporation, combination or exchange of shares, merger, consolidation, liquidation or similar change in corporate structure, the Committee may, in its discretion and to the extent necessary to compensate for the effect thereof, provide for a substitution for or adjustment in (a) the number and class of Shares subject to outstanding Options, (b) the Option Price of outstanding Options, (c) the aggregate number and class of Shares that may be issued under the Plan, and (d) for the maximum number of Shares with respect to which an Employee may be granted Options during the period specified in Section 6.3.

10. Termination or Amendment

The Board may amend, alter, suspend or terminate the Plan in any respect at any time; provided, however, that after the Plan has been approved by the stockholders of the Company, no amendment, alteration, suspension or termination of the Plan shall be made by the Board without approval of (a) the Company’s stockholders to the extent stockholder approval is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed, if any, and (b) each affected Optionee if such amendment, alteration, suspension or termination would adversely affect his or her rights or obligations under any Option granted prior to the date of such amendment, alteration, suspension or termination. No Option may be granted under the Plan during any suspension or after termination of the Plan.

11. Modification, Extension and Renewal of Options; Substituted Options

11.1. Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew the terms of any outstanding Options, or accept the surrender of outstanding Options granted under the Plan or options and stock appreciation rights granted under any other plan of the Company or an Affiliate (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Subject to Section 6.4, any such substituted Options may specify a longer term than the surrendered options and stock appreciation rights, or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, alter or impair any of the Optionee’s rights or obligations under such Option.

11.2. Anything contained herein to the contrary notwithstanding, Options may, at the discretion of the Committee, be granted under the Plan in substitution for stock appreciation rights and options to purchase shares of capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Affiliates. The terms and conditions of the substitute Options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the options and stock appreciation rights in substitution for which they are granted.

12. Effectiveness of the Plan

The Plan and any amendment thereto shall be effective on the date on which it is adopted by the Board, provided that any such adoption requiring stockholder approval is subject to approval by vote of the stockholders of the Company within 12 months after such adoption by the Board. In addition, to the extent that the Plan pertains to the issuance of Options to

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Non-Employee Directors and, if required by the 1940 Act, the Plan (or any amendment thereto) with regard to the issuance of Options to Non-Employee Directors shall not become effective until the Securities and Exchange Commission or other governmental authority shall have granted the necessary exemptions or other consents pursuant thereto, but to the extent legally permissible, any such effectiveness shall be deemed to occur retroactive to the adoption thereof by the Board. Options may be granted prior to stockholder approval of the Plan or the issuance of necessary governmental exemptions or consent, and the date on which any such Option is granted shall be the Date of Grant for all purposes provided that (a) each such Option shall be subject to stockholder approval of the Plan and the issuance of such governmental exemptions or consents, (b) no Option may be exercised prior to such stockholder approval or issuance of such governmental exemptions or consents, and (c) any such Option shall be void ab initio if such stockholder approval is not obtained or such governmental exemptions or consents are not issued.

13. Withholding

The Company’s obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Option shall be subject to the satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, an Optionee may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (a) tendering a cash payment, (b) authorizing the Company to withhold Shares otherwise issuable to the Optionee, or (c) delivering to the Company already owned and unencumbered Shares.

14. Term of the Plan

Unless sooner terminated by the Board pursuant to Article 10, the Plan shall terminate on March 13, 2018, and no Options may be granted after such date. The termination of the Plan shall not affect the validity of any Option outstanding on the date of termination.

15. Indemnification of Committee

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

16. General Provisions

16.1. The establishment of the Plan shall not confer upon any Eligible Individual any legal or equitable right against the Company, any Affiliate or the Committee, except as expressly provided in the Plan.

16.2. The Plan does not constitute inducement or consideration for the employment or service of any Eligible Individual, nor is it a contract between the Company or any Affiliate and any Eligible Individual. Participation in the Plan shall not give an Eligible Individual any right to be retained in the service of the Company or any Affiliate.

16.3. Neither the adoption of this Plan nor its submission to the stockholders, shall be taken to impose any limitations on the powers of the Company or its Affiliates to issue, grant, or assume options, warrants, rights, or restricted stock, otherwise than under this Plan, or to adopt other stock option or restricted stock plans or to impose any requirement of stockholder approval upon the same.

16.4. The interests of any Eligible Individual under the Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

16.5. The Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware and it is the intention of the Company that Incentive Stock Options granted under the Plan qualify as such under Section 422 of the Code.

16.6. The Committee may require each person acquiring Shares pursuant to Options hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates

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for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions. The certificates for Shares acquired pursuant to an Option may also include any legend which the Committee deems appropriate to reflect restrictions contained in this Plan or in the applicable Agreement or to comply with the Delaware General Corporation Law.

16.7. The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of Options, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Committee’s complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

16.8. To the extent this Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded.

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EXHIBIT II

PROPOSED

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

AMERICAN CAPITAL STRATEGIES, LTD.

ARTICLE I

NAME

The name of the corporation is American Capital, Ltd. (the “Corporation”).

ARTICLE II

ADDRESS OF REGISTERED OFFICE;

NAME OF REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, and the name of its registered agent is Corporation Trust Company.

ARTICLE III

PURPOSE AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation now or hereafter may be organized under the General Corporation Law. It shall have all powers that now or hereafter may be lawful for a corporation to exercise under the General Corporation Law.

ARTICLE IV

CAPITAL STOCK

Section 4.1. Total Number of Shares of Capital Stock. The total number of shares of capital stock of all classes that the Corporation shall have authority to issue is 1,005,000,000 shares. The authorized stock is divided into 5,000,000 shares of preferred stock, with the par value of $0.01 each (the “Preferred Stock”), and 1,000,000,000 shares of voting common stock, with the par value of $0.01 each (the “Common Stock”).

Section 4.2. Preferred Stock. Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article IV and to the limitations prescribed by the General Corporation Law, to authorize the issue of one or more classes of Preferred Stock and, with respect to each such class, to fix by resolution or resolutions providing for the issue of such class the voting powers, full or limited, if any, of the shares of such class, the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. The authority of the Board of Directors with respect to each class thereof shall include, but not be limited to, the determination or fixing of the following:

(i) the designation of such class;

(ii) the number of shares to compose such class, which number the Board of Directors may thereafter (except where otherwise provided in a resolution designating a particular class) increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares thereof then outstanding);

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(iii) the dividend rate of such class, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of the Corporation and whether such dividends shall be cumulative or noncumulative;

(iv) whether the shares of such class shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

(v) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such class;

(vi) whether the shares of such class shall be convertible into or exchangeable for shares of any other class or classes of any capital stock or any other securities of the Corporation, and, if provision is made for conversion or exchange, the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

(vii) the extent, if any, to which the holders of shares of such class shall be entitled to vote with respect to the election of directors or otherwise;

(viii) the restrictions, if any, on the issue or reissue of any additional Preferred Stock;

(ix) the rights of the holders of the shares of such class upon the dissolution of, voluntary or involuntary liquidation, winding up or upon the distribution of assets of the Corporation; and

(x) the manner in which any facts ascertainable outside the resolution or resolutions providing for the issue of such class shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class.

Section 4.3. Common Stock. (a) Subject to all of the rights of the holders of Preferred Stock provided for by resolution or resolutions of the Board of Directors pursuant to this Article IV or by the General Corporation Law, each holder of Common Stock shall have one vote per share of Common Stock held by such holder on all matters on which holders of Common Stock are entitled to vote and shall have the right to receive notice of and to vote at all meetings of the stockholders of the Corporation.

(b) The holders of Common Stock shall have the right to receive dividends as and when declared by the Board of Directors in its sole discretion, subject to any limitations on the declaring of dividends imposed by the General Corporation Law or the rights of holders of Preferred Stock provided for by resolution or resolutions of the Board of Directors pursuant to this Article IV.

(c) Stockholders shall not have preemptive rights to acquire additional shares of stock of any class which the Corporation may elect to issue or sell.

Section 4.4. Issuance of Rights to Purchase Securities and Other Property. Subject to all of the rights of the holders of Preferred Stock provided for by resolution or resolutions of the Board of Directors pursuant to this Article IV or by the General Corporation Law, the Board of Directors is hereby authorized to create and to authorize and direct the issuance (on either a pro rata or a non-pro rata basis) by the Corporation of rights, options and warrants for the purchase of shares of capital stock of the Corporation, other securities of the Corporation or shares or other securities of any successor in interest of the Corporation (a “Successor”), at such times, in such amounts, to such persons, for such consideration (if any), with such form and content (including without limitation the consideration for which any shares of capital stock of the Corporation, other securities of the Corporation or shares or other securities of any Successor are to be issued) and upon such terms and conditions as it may from time to time determine, subject only to the restrictions, limitations, conditions and requirements imposed by the General Corporation Law, other applicable laws and this Certificate.

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ARTICLE V

BOARD OF DIRECTORS

Section 5.1. Power of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors. In furtherance, and not in limitation, of the powers conferred by the General Corporation Law, the Board of Directors is expressly authorized to:

(a) adopt, amend, alter, change or repeal the Bylaws of the Corporation (the “Bylaws”); provided, however, that no Bylaws hereafter adopted shall invalidate any prior act of the directors that was valid at the time such action was taken;

(b) determine the rights, powers, duties, rules and procedures that affect the power of the Board of Directors to manage and direct the business and affairs of the Corporation, including the power to designate and empower committees of the Board of Directors to elect, appoint and empower the officers and other agents of the Corporation, and to determine the time and place of, and the notice requirements for, Board meetings, as well as quorum and voting requirements for, and the manner of taking, Board action; and

(c) exercise all such powers and do all such acts as may be exercised or done by the Corporation, subject to the provisions of the General Corporation Law, this Certificate, and the Bylaws.

Section 5.2. Number of Directors. The number of directors constituting the Board of Directors shall be as specified in the Bylaws of the Corporation.

Section 5.3. Classes, Election and Term. The directors shall be elected by the stockholders at each annual meeting for a one-year term. The term of each director will end at the next annual meeting of stockholders. Each director shall hold office for a one-year term and until such director’s successor shall have been duly elected and qualified.

Section 5.4. Vacancies. Any vacancies in the Board of Directors for any reason and any newly created directorships resulting by reason of any increase in the number of directors may be filled only by the Board of Directors, acting by a majority of the remaining directors then in office, although less than a quorum, or by a sole remaining director, and any directors so appointed shall hold office until the next annual election of directors and until their successors are elected and qualified.

Section 5.5. Removal of Directors. Except as may be provided in a resolution or resolutions providing for any class of Preferred Stock pursuant to Article IV hereof, with respect to any directors elected by the holders of such class, any director, or the entire Board of Directors, may be removed from office at any time with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all of the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE VI

STOCKHOLDER ACTIONS

Except as may be provided in a resolution or resolutions providing for any class of Preferred Stock pursuant to Article IV hereof, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Elections of directors need not be by written ballot, unless otherwise provided in the Bylaws of the Corporation.

ARTICLE VII

INDEMNIFICATION

Section 7.1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact:

(a) that he or she is or was a director, officer or employee of the Corporation, or

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(b) that he or she, being at the time a director, officer or employee of the Corporation, is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (collectively, “another enterprise” or “other enterprise”), whether either in case (a) or in case (b) the basis of such proceeding is alleged action or inaction (x) in an official capacity as a director, officer or employee of the Corporation, or as a director, trustee, officer, employee or agent of such other enterprise, or (y) in any other capacity related to the Corporation or such other enterprise while so serving as a director, trustee, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent not prohibited by Section 145 of the General Corporation Law (or any successor provision or provisions, respectively) as the same exists or may hereafter be amended, respectively (but, in the case of any amendment to Section 145 of the General Corporation Law, with respect to actions taken prior to such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith if such person satisfied the applicable level of care to permit such indemnification under the General Corporation Law, provided however, that nothing in this Article VII shall indemnify any person to the extent that such person has committed willful misfeasance, bad faith, gross negligence or reckless disregard involved in the conduct of such person’s duties to or for the Corporation. . The persons indemnified by this Article VII are hereinafter referred to as “indemnitees.” Such indemnification as to such alleged action or inaction shall continue as to an indemnitee who has after such alleged action or inaction ceased to be a director, officer or employee of the Corporation, or director, officer, employee or agent of another enterprise; and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. The right to indemnification conferred in this Article VII: (i) shall be a contract right; (ii) shall not be affected adversely as to any indemnitee by any amendment of this Certificate with respect to any action or inaction occurring prior to such amendment; and (iii) shall, subject to any requirements imposed by law and the Bylaws, include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition.

Section 7.2. Relationship to Other Rights and Provisions Concerning Indemnification. The rights to indemnification and to the advancement of expenses conferred in this Article VII shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise. The Bylaws may contain such other provisions concerning indemnification, including provisions specifying reasonable procedures relating to and conditions to the receipt by indemnitees of indemnification, provided that such provisions are not inconsistent with the provisions of this Article VII.

Section 7.3. Agents and Employees. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the Corporation (or any person serving at the Corporation’s request as a director, trustee, officer, employee or agent of another enterprise) or to persons who are or were a director, officer, employee or agent of any of the Corporation’s affiliates, predecessor or subsidiary corporations or of a constituent corporation absorbed by the Corporation in a consolidation or merger or who is or was serving at the request of such affiliate, predecessor or subsidiary corporation or of such constituent corporation as a director, officer, employee or agent of another enterprise, in each case as determined by the Board of Directors to the fullest extent of the provisions of this Article VII in cases of the indemnification and advancement of expenses of directors and officers of the Corporation, or to any lesser extent (or greater extent, if permitted by law) determined by the Board of Directors.

ARTICLE VIII

LIMITATION ON LIABILITY OF DIRECTORS

A director of the Corporation shall, to the maximum extent now or hereafter permitted by Section 102(b)(7) of the General Corporation Law (or any successor provision or provisions), have no personal liability to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such director has committed willful misfeasance, bad faith, gross negligence or reckless disregard of such director’s duties involved in the conduct of its position as director.

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ARTICLE IX

COMPROMISE

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the General Corporation Law, trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the General Corporation Law, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE X

AMENDMENT OF BYLAWS

The Board of Directors shall have power to adopt, amend, alter, change and repeal any Bylaws by a vote of the majority of the Board of Directors then in office. In addition to any requirements of the General Corporation Law (and notwithstanding the fact that a lesser percentage may be specified by the General Corporation Law), any adoption, amendment, alteration, change or repeal of any Bylaws by the stockholders of the Corporation shall require the affirmative vote of the holders of at least seventy-five percent (75%) of the combined voting power of all of the shares of all classes of capital stock of the Corporation then entitled to vote generally in the election of directors.

ARTICLE XI

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation hereby reserves the right to amend, alter, change or repeal any provision contained in this Certificate. Except as may be provided in a resolution or resolutions providing for any class of Preferred Stock pursuant to Article IV hereof and which relate to such class of Preferred Stock and except as provided in Article IV hereof, any such amendment, alteration, change or repeal shall require the affirmative vote of both (a) a majority of the members of the Board of Directors then in office and (b) a majority of the combined voting power of all of the shares of all classes of capital stock of the Corporation then entitled to vote generally in the election of directors.

By a vote of the majority of the Board of Directors then in office, the Board may adopt a resolution providing that at any time prior to the filing of the amendment with the Secretary of State, notwithstanding authorization of the proposed amendment by the stockholders, the Board of Directors may abandon such proposed amendment without further action by the stockholders.

Notwithstanding anything contained in this Certificate to the contrary, the affirmative vote of the holders of at least seventy-five percent (75%) of the combined voting power of all of the shares of all classes of capital stock of the Corporation then entitled to vote shall be required to amend, repeal or adopt any provision inconsistent with Article V herein.

*****

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THE UNDERSIGNED hereby executes this Third Amended and Restated Certificate of Incorporation this [            ] day of [            ], 2008.

AMERICAN CAPITAL STRATEGIES, LTD.

By
Malon Wilkus
President, Chairman and Chief Executive Officer

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DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

PROXY

AMERICAN CAPITAL STRATEGIES, LTD.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS OF AMERICAN CAPITAL

STRATEGIES, LTD. TO BE HELD ON MAY 19, 2008.

The undersigned hereby appoints Samuel A. Flax and Cydonii V. Fairfax and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown below on this proxy at the Annual Meeting of stockholders to be held at the New York Palace Hotel, 455 Madison Avenue, New York, New York 10022 on May 19, 2008, at [4:00 p.m.], Eastern Time, and any adjournments thereof.

SEE REVERSE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE
SIDE		SIDE

AMERICAN CAPITAL STRATEGIES, LTD.

C/O COMPUTERSHARE TRUST COMPANY, N.A.

P.O. BOX 43010

PROVIDENCE, RI 02940-3010

2008 ANNUAL MEETING OF STOCKHOLDERS

OF

AMERICAN CAPITAL STRATEGIES, LTD.

PROXY VOTING INSTRUCTIONS

Your vote is important. Please vote immediately.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the

postage-paid envelope that we have provided or return it to American Capital

Strategies, Ltd., c/o Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.

OR

VOTE BY INTERNET

Log on to the Internet and go to http://www.eproxyvote.com/acas

OR

VOTE BY TELEPHONE

Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark

votes as in

this example

This proxy is revocable and your shares will be voted in accordance with your instructions. If no choice is specified, this proxy will be voted FOR the election of all nominees for Director and for the proposals listed below.

1.	Election of Directors. Nominees: Mary C. Baskin Neil M. Hahl Philip R. Harper John A. Koskinen Stan Lundine Kenneth D. Peterson Alvin N. Puryear Malon Wilkus	FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES	☐
		☐	☐	FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

				FOR	AGAINST	ABSTAIN

2.	Approval of the amendment to our Bylaws to require majority vote to elect directors in uncontested elections.			☐	☐	☐

3.	Approval of the 2008 Stock Option Plan.			☐	☐	☐

4.	Approval of the amendment to the Incentive Bonus Plan			☐	☐	☐

5.	Approval of the ability to issue Convertible Securities.	☐	☐	☐

6.	Approval of the amendment and restatement of our Certificate of Incorporation.	☐	☐	☐

7.	Ratification of appointment of Ernst & Young LLP as auditors for the year ending December 31, 2008.	☐	☐	☐

8.	In their discretion on any matter that may properly come before said meeting or any adjournment thereof.	☐	☐	☐

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as your name appears on your stock certificate. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

PLEASE SIGN HERE AND RETURN PROMPTLY.

Signature:	Date:	Signature:	Date: